Exhibit 99.1

Cambrian
• M A N A G E M E N T, L T D.

P.O.Box272
Midland, Texas 79702
Ofc: 432-620-9181
Fax: 432-570-0102

February 12, 2015

Mr. Kenny Hill
Chief Executive Officer
Aurora Energy Partners
3355 Bee Caves Road, Suite 608
Austin, Texas 78746

Dear Mr. Hill:

Per your request an oil and gas reserve and economic appraisal has been performed for the properties owned by Aurora Energy Partners (Aurora) and listed on Exhibit A. The objective of this study is to estimate reserves and value for these properties as of January I, 2015. The methodology, assumptions and results of the study are discussed below.

With the assumptions discussed below the reserves and value for the Aurora properties are estimated as:

SEC Case, As of 1/1/2015

Total Proved Reserves I
Oil, MBO I 20.7
Gas, MMCF 600.0
I

Total Proved Value
PW @ 0% $ $2,687,940
I PW @ 0%, $ $1.464,570

This report is intended to serve as the Aurora Energy Partners report for the United States Securities and Exchange Commission (SEC) for reserves and projected economics as of the end of 2014.

Property Overview

The properties consist of27 wells in six Texas and New Mexico counties, all except one in the
Permian Basin of West Texas and Southeastern New Mexico.

•
Eight wells are in Crockett County, Texas and are operated for Aurora by Cambrian Management. These gas wells are completed in the Canyon sand formation. Due to the high interest owned by Aurora these wells are a major asset for the Partnership.

• Eleven wells are "Wolfberry" completions located in Howard and Martin Counties.
o The Sage 25 and Hamlin 26 wells were drilled in 2011 by Clear Water Inc. The
Hamlin 24#1 was drilled by OGX Resources in 2007 and acquired by Clear Water in December 2009. Aurora has a 1.5% working interest in these wells and the accompanymg acreage.

o	The two Hamlin 26P wells were drilled by Element Petro Operating and are offsets to the Clear Water Hamlin wells. Aurora's over-riding royalty interest (ORRI) is due to a land deal with Element.
o The Morgan lease is located in Martin County, Texas. One Wolfberry test was drilled in 2013 by V~F Petroleum.

•	As a result of the land deal with Element Aurora owns an ORRI in the SFH Unit 23 lH, a horizontal Wolfcamp well in Sections 23 and 26.
• Three wells are located in Pecos County and operated by V-F Petroleum.
o The University 6#1 was completed in July 2011. This was followed in July 2012 with the completion of the University 6#2. Both wells are Ellenburger completions at a depth of 6855 ft.
o The University 7#1 was completed in April of 2013. It tested the Ellenburger and then was completed in the Connell.
o Current geological interpretation indicates a third well can be drilled in the existing University 6 fault block. This well is included in this report as a 201 7
PUD well.
• Two wells are located in Lea County, New Mexico.
o The Uno Mas #1 is a re-entry of the Manzano Apple #1, which was a 1993 completion in the Mississippian zone at around a depth of 13,022 ft. The zone was brought back on production in December 2011.

It is estimated that the monthly net cashflow for January 2014 was $29,843 assuming SEC pricing. Net production for the month is estimated as 9.4 BOPD and 106 MCFD.

Data

Data furnished or available for this analysis included well drilling reports, logs, test data, operating costs, and revenue statements. Production data was obtained from the Texas Railroad Commission records and was supplemented as needed by data from the Operators. Monthly prices received for the gas and oil produced were obtained from check summaries and from the State of Texas tax records as reported by Drillinglnfo.com, a commercial oil and gas information service.

The properties evaluated are listed on the attached Exhibit A. No attempt was made as part of this evaluation to verify ownership of the interests through detailed title work. The interests were confirmed from the Joint Interest Billings (JIB's) and the revenue check detail. Aurora has confirmed they expect to receive revenue and pay costs based on the interests provided and shown on Exhibit A.

Assumptions and Methodology

All estimated reserves contained in this report are expressed as gross and net reserves on all properties. Net reserves represent those reserves attributable to the appraised interest. Values for reserves are expressed in terms of future net revenue and present worth of future net revenue. Future net revenue is defined as revenue accruing to the appraised interests from production and sale of the estimated net reserves after deducting production taxes and operating expenses. Present worth (PW) is defined as the future net revenue discounted at a set discount rate compounded daily. All values are calculated as of January 1, 2015.

No plugging costs or salvage values were considered in this evaluation, nor was any consideration given to Federal income tax.

The properties evaluated for this analysis have proved developed producing reserves (PDP) and proved undeveloped reserves (PUD) as defined by the Society of Petroleum Engineers (SPE). The reserve guidelines as published by. the SPE in March 2007 in the Petroleum Reserve Management System (SPE-PRMS) are being used for this analysis. A discussion and details of the SPE-PRMS are available on the SPE website.

Production forecasts were made using methods appropriate for the individual property.

•
For the Adams wells in Crockett County the future production rates were estimated using decline curve analysis in conjunction with a review of offset production. All of the Adams wells had established, well behaved decline trends.

•
The University 6-#1 & 6#2 are believed to have a water drive. The Operator has restricted the production to avoid excess water production. For this analysis the reserves were estimated using volumetric analysis. A forecast was then constructed honoring the Operator's production rate and recovering the estimated reserves in a reasonable time period. The estimated reserves for the University 6#3 undeveloped well was set equal to the two producing wells.

•	The Uno Mas well forecast was estimated using decline curve analysis of the existing production.

•
Forecast for all Wolfberry wells were based on the "curve shape" established on other well behaved Wolfberry wells in the Permian Region. This curve shape was used with the reported production for each well to forecast the future production. Two of the wells had very limited production. Two of the wells had sufficient production but did not have well established decline trends. Reserves for these four wells could vary from that forecast.

The resulting forecasts are shown on the attached production plots.

Cash flow for the individual well cases were calculated until the monthly cash flow becomes negative; i.e., costs exceed revenue and the well is not economic. The individual cases were summed to produce the total value.

Using SEC guidelines in place for 2014, the gas and oil prices for this analysis were set at the average price received on the "first-day-of-the-month" for each month in 2014, adjusted for appropriate differentials. The "benchmark" prices are $94.99 per barrel and $4.35 per MMBTU, as estimated by Ryder Scott. For each well, or case, the actual monthly prices received during
2014 were compared to the prices used in the calculation of the benchmark. For each well a differential to the benchmark was estimated. These differentials were applied to the 2014 year• end benchmark price and the resulting values were used for the future cashflow estimates. The resulting pricing is shown on Exhibit B. All prices were held constant per SEC guidelines.

Actual 2014 lease operating costs (LOE) for the properties were furnished for this review. The monthly costs were averaged for each well to determine a $/month/well operating cost. Non• recurring costs were omitted. Per SEC guidelines the operating costs are held constant for the life of the wells. Values used for LOE are shown on Exhibit B.

Drill and complete costs for the PUD wells were based on estimates (AFE's) provided by the operator for the University 6#2.

Results

The total proven value and reserves for the twenty-four PDP working interest wells and the three ORRI wells are summarized above. Expanding on the summary, the estimated value and reserves over the life of the wells are shown on Table 1 below.

Detailed cashflow sheets are attached, including summary analysis of the total reserves and individual well analysis. A listing of the reserves, costs, and value for each well, a one-liner, is also attached.

	PDP	Table	1	PUD	Total
Net Oil, MBO	13.6			7.0	20.7
Net Gas, MMCF	598.1			1.8	600.0
Net Revenue, $	$4,324,040			$596,150	$4,920,190
Expenses. S	$1,675,270			$26,080	$1,701,350
Net Investment,				$$87,650	$87,650
Taxes,$ Net Income, s	$400,366 $2,248,110			$42,580 $439,830	$443,250 $2,687,940
Present Worth Profile
Disc 10%, s Disc 12%, s	$1,256,760 $1, 163,540			$207,810 $180,560	$1,464,570 $1,344,100
Disc 15%, $	$1,050,140			$146,740	$1,196,880

Qualifications

The value estimated in this report is based on the assumption that the properties are not adversely affected by the existence of any hazardous substances or detrimental environmental conditions. No field inspection was made of the properties as part of this review.

This study was performed using industry-accepted principles of engineering and evaluation that are predicated on established scientific concepts. However, the application of such principles involves extensive judgment and assumptions and is subject to changes in performance data, technical knowledge, economic conditions and statutory provisions. Consequently, reserve estimates and future value are furnished with the understanding that actual performance of the wells could vary from that predicted.

Sincerely,
•!• QCambrianMANAGEMENT, LTD.

James. A. Nicholson, PE Senior Reservoir Engineer P.E. # 81351

Cambrian Management, LTD F-5345

Summary Economics

8
Date : 02/! 2/20 l 5 2: 1 9:02PM ECONOMIC SUMMARY PROJECTION

To{;ll
Project Name: AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : GRAND TOTAL CASE

Cum Oil (Mbbl):	413.85
Cum Gas {MMcO :	l,521-20

Rem	76.04	422.17	0.84	24!61	83.70	5.28	70.69	(.276.46	0.00
Total	872.62	1,695.84	20.66	599.93	84.21	5.30	1,740.IO	3,180.08	0.00
Ult	1,286.47	3,217.04

As Of Date: 01/01/2015
Discount Rote(%) : 10.00
All Coses

Year	Gross Oil		Gross Gas	Net Oil		Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)		(MMcO	(Mbbl)		(MMcO	($/bbl)	(S/Mc!)	(MS)	(MS)	(MS)
2015		1 !3.76	207.41		3.03	36.59	84.69	5.33	256.82	194.92	0 00
2016		98.31	[64.81		266	3348	84.48	5.33	224.76	178.31	0 00
20!7		!02 28	144 83		2.89	3!.23	84.21	5 32	24334	166.28	0 00
2018		9241	!24 54		2.59	28.91	84.!3	5 32	218. 19	153.91	0 00
20!9		71.34	98.60		187	26.22	84 09	5.32	[56.9!	139.57	0.00
2020		62.56	90.56		l.61	25. 17	84. 11	5.32	135.65	133.99	0 00
2021		56.67	83.77		1.47	24.l3	84.10	5.32	12336	128.43	0.00
2022		47.30	63.14		t.t 3	22. 15	83.96	5.30	95.l l	117.3 l	0.00
2023		35.00	53.49		0 73	2107	83.99	5.29	61.02	111.45	0.00
2024		28.16	49.59		0.54	20.43	84.07	5 29	44,98	!08 12	0
2025		23.68	45.6]		0.42	19.68	84. 13	5.30	35.40	104.25	0
2026		19 75	41.08		0.29	18.94	83 86	5 3[	2468	100 50	0
2027		17.01	38.02		0.23	17.78	83.69	5.30	19.03	94.29	0 00
2028		15.04	35.07		19	16.54	83.69	5.30	16.20	87.60	0.00
2029		13.32	33.15		0.17	16.00	83.69	5.30	13.96	84.71	0 00

Year	\Ve!! Count	Net Tax Production (MS)	Net Tax AdValorem (MS)	Net Investment (MS)	Net Lease Costs (MS)	Net Well Costs (MS)	Other Costs (MS)	Net Profits (MS)	Annual Cash flow (MS)	Cum Disc. Cash Flow (MS)
2015	26.00	26.57	11.50	0 00	0.00	98.86	0.00	0.00	314.81	300.06
20!6	22.00	23.82	l0.23	0.00	0.00	98.03	0.00	0.00	271.00	533.59
20!7	23.00	23.75	10 37	87.65	0	93.50	—	0 00	194.35	683.54
2018	21.00	2!.65	9.4!	0.00	0.00	85.87	0.00	0	255. 17	863.90
2019	17.00	!7.74	7.50	0.00	0.00	7!.48	0.00	0.00	199.76	99[49
2020	17.00	[634	6.82	0.00	0.00	71.48	0.00	0.00	175.00	1.092.57
2021	17.00	1535	636	0.00	0.00	71.48	0.00	0 00	1586!	l, 175.44
2022	17.00	1321	5.37	0.00	0.00	57.32	0.00	0.00	136.52	1,240.10
2,023	14.00	I l.20	4.36	0 00	0.00	53.35	0.00	0 00	103.56	1.284.45
2024	!3.00	10 21	3.87	0.00	0.00	53.07	0.00	0.00	85.94	1,317.74
2025	13.00	947	3.52	0 00	—	52.71	0	0.00	73.94	1,343.65
2026	12.00	8.67	3. [3	0.00	0.00	47.8]	0.00	0.00	65.57	1,364.43
2027	! LOO	7.95	2.83	0.00	0 00	43.33	—	0.00	59.21	l,381.41
2028	!0.00	7.31	2 59	0 00	0.00	39 63	0.00	0.00	54.26	1,395.49
2029	I 0.00	7.00	2.47	0.00	0.00	39.63	0.00	0.00	49.58	1,407.13

Rem.	98 99	33.68	0 00	0.00	723.82	—	0.00	490.67	5,744
Total	319.23	124.02	87.65	0.00	1,701.35	—	0.00	2,687.94	1,464.57

Present Worth Profile (MS)
PW 5.00%

Disc. Initial Invest (M$) .	6913	PW	8.00%	1,609.43
RO!nvestment (disc/undisc) :	22.19 /3L67	PW	10%	1,464.57
Years to Payout :	0.26	PW	12.00%	1,344.10
Internal ROR (%) :	>1000	PW	15.00%	1,196.88
		PW	20%	1,012.29

1,892.25

TRC Eco Detaded.rpt
Date: 02/12/2015 219:02PM ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category
Project Name: AURORJ\.2014 SEC RESERVES
Partner: 20 l 5 JAN SEC RESERVES
Case Type : REPORT BREAK TOTAL CASE

As Of Date. 01101/2015
Discount Rate(%): 10.00
All Cases

Cum Oil {Mbb]) : Cum Gas (MMe() :

Gross

413.85 l,521.20
Gross

Net

Net

Oil

Gas

Oil

Gas

Misc.
Year

2015

Oil
(Mbbl)
I 13.76

Gas
(MMcf)
207.41

Oil
(Mbbt)

3.03

Gas
(MMcf)
36.59

Price
(S/bbl)
84.69

Price
(S/Mc[)
5.33

Revenue
(MS)
256.82

Revenue
(MS)
194.92

Revenue
(!\IS)

0.00
2016
2017
2018
20l9
2020
2021
2022
2023
2024

2025
2026
2027
2028
2029

9831
89.80
67.67
4662

37.80
32.00
26.51
22.84
20.02

17.76
15.17
13.33
11.98
10.74

16481
141.66 l 18.24
9230

84.24
77.47
57.83
50.38
47.52
44.10
39.91
37 08
34.29
32.49

2.66
2.42
167
0.94
0.68
0.54
0.35
0.27
023

0.20
0.12
0.09
0.08
O.G7

33.48
3 i.l l
2867
25.99
24.93
23.89
2l.95
20.95
2035

19.63
18.89
17.75
16 51
15.97

84.48
84.32
84.39
84.52
84.72
84.86
84.62
84.55
84.60

84.66
84 15
83.74
83.74
83.74

5.33
5.33
5_33
5.33
5.33
5.33
5.30
5.29
5.29

5.30
5.31
5.30
5.30
5.30

224.76
204.18
140.58
79.38

57.98
45.98
29.88
22 88
19.47
16.83
10.31
7.47
6.60
5.86

178.31
165.69
152.75
138.40
132.82
127.27
116.33
110 88
107.73

103.97
100.28
94. 11
87.45
84.59

0.00
0 00
0.00
0.00
0.00
0 00
o oo
0 00
0.00

0.00
0.00
o oo
0.00
0.00

Rem	61.09	418.36	0.28	24146	83.78	5.28	23.79	l,275.76	0 00
Total	685.41	l,648.09	13.64	598.14	84.50	5.30	1,152.78	3, 171.26	0.00
Lilt	1,099.26	3,!69.29
	Well Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
	(MS)	{MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	26.00 26.57	l t.50	0 00	0 00	98.86	0.00	0.00	314 81	300 06
2016	22.00 23 82	10 23	0 00	0 00	98.03	0 00	—	271.00	533.59
2017	22.00 2190	9.37	—	0.00	92.95	0.00	0 00	245.65	725.05
2018	20.00 l 7 99	7.44	0 00	0 00	84.76	0.00	0.00	183.14	854.64
2019	16.00 !4 09	5.53	0.00	0.00	70.37	0.00	0.00	127.79	936.32
2020	16.00 !2.68	4.85	0.00	0.00	70 37	0 00	0.00	102 91	995.80
2021	16.00 1171	4.40	0 00	0 00	70.37	0.00	—	86.79	1,04il6
2022	16.00 !O. 14	3.71	0.00	0.00	56.21	0	0.00	76 15	1,077. l 7
2023	13.00 9.40	3.40	0 00	0.00	52.24	0.00	0 00	68.72	1,106.57
2024	12.00 9.0l	3.23	0.00	0.00	51.96	0.00	0.00	63 01	1,130.96
2025	12.00 8.59	3.05	0 00	0 00	5160	0	0.00	57.54	l.l 5 !.l l
2026	11.00 8.00	2.76	0.00	0	46.70	0.00	—	53.13	1,167.95
2027	10.00 740	2.54	0 00	0 00	42.22	0.00	—	49.42	1/12/182
2028	9.00 6.86	2.35	0.00	0	3852	0 00	0.00	46 32	!,194.14
2,029	9.00 6.61	2.26	0.00	0.00	38.52	0.00	0.00	43.05	!,204.24

Rem.	96.78	32.49	0 00	0.00	711.61	0	—	458.67	52.51
Total	291.55	109.11	0.00	—	1,675.27	—	0.00	2,248.11	1,256.76

Present Worth Profile (MS)
P\V 5.00%:

Disc. Initial Invest. (MS) :	0		PW	8.00%	1,369.68
RO!nvestrnent (disc/undisc) :	—	I 0 00	PW	10%	1,256.76
Years to Payout :	0		PW	12.00%	1,163.54
Internal ROR (%) :	0.00		PW	15.00%	l,050.14
			PW	20%	907.79

1,593.52

TRC Eco Deta1letl.rpt 2
Date: 02/12/2015 2:l9:02PM

Project Name : AURORA 2014 SEC RESERVES Partner: 2015 JAN' SEC RESERVES
Case Type; LEASE CASE Archive Set : default

ECONOMIC PROJECTION
As Of Date. Ol/Ol/2015
Discount Rate(%): I 0.00
All Cases

Case : UN!VERSITY 6#3
Reserve Cat. : Proved Undeveloped
Field: BOOTLEG CANYON (ELLENBERG Operator: V-F PETROLEUM JNC
Reservoir: ELLENBURGER Co., State : PECOS, TX
Cum Oil (Mbbl) :
Cum Gas (MMcf) :

0.00
0.00

	Year	Gross Oil	Gross Gas		Net Oil		Net Gas		Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
		(Mbbl)	(MM cl)		(Mbbl)		(MMcf)		(S/bbl)	(S/Mcf)	(MS)	(MS)	(MS)
2015		0.00		0 00		0.00		0 00	0.00	0.00	0.00	0 00	0.00
2016		0.00		0 00		0.00		0.00	0	0.00	0 00	0.00	0.00
2017		12.48		3.17		0.47		0.12	83.66	4.93	39.15	59	—
2018		24.74		6.30		0.93		0.24	83.66	4.93	77.61	l.16	0 00
2019		24 71		6.30		0.93		0.24	83.66	4.93	77.53	Ll6	0 00
2020		24.76		6.31		0.93		0.24	83.66	4.93	7767	Ll7	0 00
2021		24.66		6.30		0.92		24	83.66	4 93	77.38	l.l6	0 00
2022		20.79		5.31		0.78		0.20	83.66	4.93	65.23	0.98	—
2023		12 16		3.!0		0.46		0.12	83.66	4.93	38.14	0.57	—
2024		8.l3		2.08		0.30		0.08	83.66	4.93	25.5]	0.38	0 00
2025		5.92		1.51		0.22		0 06	83.66	4 93	18.58	28	—
2026		458		1.17		0 l7		0.04	83.66	4.93	14 37	0.22	—
2027		3.69		0.94		0.14		0.04	83.66	4.93	11.56	0.17	0.00
2028		3.06		0 78		0.11		0.03	83 66	4.93	. 9 60	0.14	0 00
2029		258		0.66		0.10		0.02	83.66	4.93	8.10	0.12	0 00

Rem		14.95	3.82	0.56	0.14	83.66	4.93	46.90	0.7!	0 00
Total		187.21	47.75	7.02	l.79	83.66	4.93	587.32	8.82	—
Ult		187.21	47.75
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Pro lits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS}	(MS)	(MS)

2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	ODO	—	0.00
2016	0.00	0.00	0.00	0	0.00	0 00	0 00	0.00	0.00	0 00
2,017	1.00	185	0.99	87.65	0 00	0.56	0.00	—	-51.30	-41.52
2018	1.00	3.66	1.97	0.00	0 OD	l ll	0.00	0 00	72.04	9.26
2019	1.00	3.65	l.97	0.00	0.00	1.11	0.00	0.00	71.96	55.16
2020	1.00	3 66	1.97	0.00	0	1.11	0.00	0.00	7,209	96.77
2021	1.00	3.65	1.96	0.00	0.00	1.11	0 00	0 00	71.82	134.27
2021	1.00	3.07	1.66	0	0.00	1.11	0.00	0 DO	60.37	162.93
2023	1.00	180	0.97	0.00	0 00	1.11	0 00	—	34.84	177.88
2024	l.00	!20	0.65	0.00	0 00	1.11	0.00	0 oo	22.93	]86.78
2,025	JOO	0.88	0.47	—	0.00	1.11	0.00	0 00	1,640	192.53
2026	LOO	0.68	0 36	0.00	0.00	i.n	0.00	0 00	12.43	196.48
2027	LOO	0.54	0.29	0.00	0 00	l ll	0 00	0.00	9.79	199.29
2028	LOO	0.45	0 24	0 00	0.00	i.t l	0.00	0 00	7.94	201.35
2029	I.DO	0.38	0.21	0.00	0.00	Lil	ODO	0 00	6.53	202.89

Rem.		2.21	Ll9	0 00	0.00	12.21	0.00	0.00		3200	4.93
Total		27.68	14.90	87.65	—	26.08	—	—		439.83 2	7.81
Major Phase :	Oil			Abandonment Date :		12/30/2040
Perts :	0-0			Working !nt .		0.05000000		Present Worth Profile (MS)
Initial Rate:	2,065.00	bbl/month		Revenue Int .		0 03750000		PW 5.00% 298.73
Abandonment :	66. 99	bbl/month		Disc. Initial Invest (M$) :		69.13		PW	8.00%	239.75
Initial Decline :	0.10	%year	b=0.000	RO!nvestment (disc/undisc) ·		4.0 I / 6.02		PW	10%	207.81
Beg Ratio:	0.254			Years to Payout :		3.72		PW	12.00%	180.56
End Ratio:	0.000			Internal ROR (%):		74.03		PW	15.00%	146.74
								PW	20%	104.50

TRC Eco betarled.rpt 25

Individual Well Economics

9
Date: 02/12/2015 2:19:02PM

Project Name; AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type: LEASE CASE
Archive Set: default

ECONOMIC PROJECTION
As Of Date : Ol/Ol/2015
Discount Rate(%): i0.00
AH Cases

Case: ADAMS 'l 15' #8 - 8
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD. Reservoir: CANYON SD.
Co., State ; CROCKETT, TX

Cum Oil (Mbbl): Cum Gas (Mi\kf) z
Gross

Year	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	Price (S/bbl)	Price R (S/Mcf)	evenue (MS)	Revenue (MS)	Reven (MS)	e
2015	0.00	8.89	0.00	6.58	0	5.02	0	33.01	0 00
2016	0.00	840	0.00	6.21	0	5.02	0.00	si.is	0 00
2017	0	7.94	0.00	5.88	0.00	5.02	0	29.50	0 00
2018	0	7.57	—	5.60	0.00	5.02	0.00	28.12	0.00
2019	0 00	7.25	0.00	5.36	0.00	5.02	0	26 92	0 00
2020	0.00	6.98	0	5.16	0.00	5.02	0.00	25.93	0 00
2021	0.00	6.71	0.00	4.96	0.00	502	0.00	24.91	0.00
2022	0.00	6.48	0.00	4.79	0 00	5.02	0.00	24.06	0 00
2023	0.00	627	0.00	4.64	0.00	5.02	0.00	23.30	0 00
2024	0.00	6.10	0	4.51	0 00	5.02	—	22.65	0.00
2025	0.00	5.90	0.00	4.36	0.00	5 02	0.00	21.91	0.00
2026	0.00	5.72	0.00	4.23	0 00	5.02	0 00	21.25	0 00
2027	0.00	555	0.00	4.!I	0	5.02	0	20.62	0.00
2028	0.00	5.40	0.00	3 99	0	5.02	—	20.05	0.00
2029	0	5.22	0.00	3.86	0	5.02	—	19.40	0 00
Rem	000	90.91	000	67.27	0.00	5.02	0.00	337.69	0 00
Total	0.00	191.27	0.00	141.54	0.00	5.02	0.00	710.51	0.00
Ult	0.00	288.03
Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	{MS)	(MS)	(MS)
2015	I.DO	2.48	0.83	0.00	0 00	6.60	0.00	0.00	23.l l	22.01
2016	LOO	2.34	0.78	0 00	0.00	6 60	0 00	0.00	21.47	40.50
2017	i.00	2.2 l	0.74	0.00	0 00	6.60	0.00	0.00	19.95	56.05
2018	l.00	2.11	0.70	0.00	0.00	6 60	0 00	0	18.71	69.25
2019	1.00	2.02	0.67	0.00	0.00	6.60	0.00	0.00	l 7.63	80.49
2020	l.00	1.94	0 65	0.00	0	6.60	0.00	0.00	16.73	90.15
2021	LOO	1.87	0.62	0 00	0.00	6.60	0	0	15.82	98.42

2022	I.OD	1.80	60	0.00	0	6.60	0.00	0.00	15.06	105.53
2023	1.00	l.75	0.58	0.00	0.00	6.60	0 00	0.00	14.37	I 11.68
2024	l.00	l.70	0 57	0 00	0 00	6.60	0.00	0.00	13.79	117.01
2025	l.00	l.64	55	0.00	0.00	6.60	0 00	0 00	l3.l2	12!.60
2026	1.00	l.59	0.53	0.00	0.00	6.60	0.00	0.00	12.53	125.57
2027	1.00	l.55	0.52	0	0 00	6.60	0.00	0.00	11.96	129.00
2028	1.00	l .50	0.50	0.00	0.00	6.60	0.00	0 00	l l .45	131.97
2029	I.OD	1.45	0.48	—	0.00	6.60	0.00	0.00	10.86	134.52

0.00
96.76

Gross

Net

Net

Oil

Gas

Oil

Gas

Misc.
u

e

Rem.	2	5.33	8.44	0 00	0 00	16733	0.00	0 oo		136.60	14.78
fotal	5	3.29	17.76	0.00	—	266.33	0.00	o.oo		373.14	149.30
Major Phase ·	Gas			Abandonment Date ·		5/1012055
Perts:	4436. 4597			Working Int :		l .00000000		Pres	nt Worth	Profil	e (MS)
Initial Rate .	765.03	Mcf/month		Revenue Int :		0.74000000		PW	5.00%		217.71
Abandonment :	l98 11	Mcfi'month		Disc Initial Invest (MS):		0 00		PW	8.00%		171.09
Initial Decline :	6.49	% year	b = 2.000	RO!nvestment (disc/undisc) :		0.00 I 000		PW	10%		149.30
Beg Ratio·	0.000			Years to Payout ·		0		PW	12.00%		132.31
End Ratio:	—			Internal ROR (%) :		—		PW	15.00%		112.95

Date: 021!2/20!5 2:19:02PM

Project Name: AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : LEASE CASE
Archive Set : default

ECONOMIC PROJECTION
As Of Date· 01/01/2015
Discount Rate(%): 10.00
All Cases

Case: ADAMS '127' #I! - l l
Reserve Cat. : Proved Producing
Field: ADAMS-BAGGETT RANCH Operator: CAMBRLA.N MANAGEMENT, LTD. Reservoir: CANYON SD.
Co., State: CROCKETT, TX
Cum Oil (Mbbl) : Cum Gas (MMcf) :
Gross

Year	Oil (Mbbl)	Gas (MMcf)		Oil (Mhbl)		Gas (MMcf)		Price (Slbbl)	Price (S/Mcf)	Revenue (MS)	Revenue (MS)	Revenue (MS)
2015	0.00		5.74		0.00		4.34	0	5.39	0	23.38		0 00
2016	0.00		5.59		0.00		4 22	0 00	5.39	0 00	22.74		0.00
2017	0 00		5.4!		0.00		4.08	0.00	5.39	0.00	2,200		0
2018	0 00		5.24		'0.00		3.96	0	5.39	0.00	2134		0 00
2019	0 00		5.09		0		3.84	0.00	5.39	—	20.70		0.00
2020	0.00		4.95		0.00		3.74	0.00	5.39	0.00	20.13		—
2021	0.00		4 79		0.00		3.62	0	5.39	—	19.47		0.00
2022	0.00		4.64		0.00		3.51	0	5.39	0	l 8.89		0.00
2023	0.00		4.50		0		3.40	0.00	5.39	0.00	I S.32		0.00
2024	0 DO		4.38		0		3.31	0.00	5.39	0.00	17.82		0
2025	0.00		4.24		0.00		3.20	0.00	5.39	0 00	17.24		0.00
2026	0.00		4.11		0.00		3.11	0 00	5.39	0 00	16.72		0.00
2027	0		3.99		0.00		3.01	0 00	5 39	0.00	16.22		0 DO
2028	0.00		3 88		0.00		2.93	0 00	5.39	0.00	15.78		0.00
2029	0.00		3.75		0.00		2.83	0	5.39	0	15.26		0.00

0.00
117.85
Gross

Net

Net

Oil

Gas

Oil

Gas

Misc.

Rem		0.00	60.97	0.00	46.07	0	5.39	—	248. l 1	0 00
Total		0.00	131.25	0.00	99.18	0.00	5.39	0.00	534.10	—
Ult		0.00	249.10
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	l.00	l.75	0.58	0 00	0.00	6.60	0.00	0.00	14.44	I3.74
2016	I.00	l.71	0.57	0.00	0.00	6 60	0.00	0	13.86	25.68
2017	1.00	L65	0.55	0.00	0 00	6.60	—	0.00	13.20	35.97
20]8	1.00	LGO	53	0 00	0.00	6.60	0.00	0.00	12 60	44.85
2019	1.00	l.55	0.52	0.00	0.00	6.60	0	0.00	12.03	52-53
2020	1.00	!.51	0.50	0.00	0.00	6.60	0.00	—	11.52	59 17
2021	1.00	!.46	0.49	—	0.00	6 GO	0 00	0 00	10.92	64.88
1012	LOO	!.42	0.47	0.00	0.00	6.60	0.00	0.00	ID.40	69.80
2,023	1.00	1.37	0.46	0.00	0.00	6.60	0 00	0	9.89	74.03
2024	LOO	1.34	0.45	0.00	0.00	6.60	0.00	0.00	9.44	7768
2025	1.00	!29	0.43	0 00	0.00	6.60	—	0.00	8.91	80.80
2026	1.00	125	0.41	0.00	0.00	6 60	0.00	0 00	8.45	83.48
2,027	l.00	122	0.41	—	0.00	6.60	0.00	0.00	8.00	85.77
2028	LOO	l.l 8	0.39	0.00	0.00	G 60	0.00	0.00	7.60	87.74
2,029	I.DO	!!4	0.38	—	0.00	6.60	—	—	7.!4	89.41

Rem.			l 8.61	6.20	0.00	0.00		151.27	0.00	0.00		72.03	8 74
Total			40.06	13.35	—	—		250.27	—	—		230.42	98.16
Major Phase ·	Gas				Abandonment	Date :	121!12052
Perfs :	4605.	4,790			Working Int :		1.00000000 Present Worth Profile (MS)
Initial Rate :	486.36		Mcf/month		Revenue Int :			0. 75563000		PW	5.00%:		140.92
Abandonment :	153.24		Mct7month		Disc. Initial Invest. (M$) ·			0 00		PW	8.00%		112.04
Initial Decline :	3.00		% year	b = 2.000	RO!nvestmem (disc/undisc)		·	0.00 I 000		PW	10%		98.16
Beg Ratio:	0.000				Years to Payout .			0.00		PW	12%		87.16
End Ratio:	D.000				Internal ROR (%).			0.00		PW	15.00%		74.46

Date : 02/! 2/20 l 5 2. i 9:02PM

Project Name: AURORA 2014 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type: LEASE CASE Archive Set : default

Cum Oil (Mbbl):	0.00
Cum Gas (Mi\lcf) :	122.99

ECONOMIC PROJECTION
As Of Date : 01/01/2015
Discount Rate(%): 10.00
All Cases

Case: ADAMS 'l27' #12- 12
Reserve Cat : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD. Reservoir: CANYON SD.
Co., State : CROCKETT, TX

Year	Gross Oil (Mbbl)		Gross Gas (MMd)		Net Oil (Mbbl)		Net Gas (MMcl)		Oil Price ($/bbl)	Gas Price (S/Mcf)	Oil Revenue (MS)	Gas Revenue (MS)	Mis~. Revenue (MS)
2015		0 DO		6.92		D.00		5.23	0 00	5.39	0	28.17	0 00
2016		0.00		6.68		0 00		5 05	0 00	5.39	0.00	27 19	0.00
2017		0 00		6.43		0 00		4.86	0.00	5.39	0.00	26.17	0.00
2018		D.00		6.22		0.00		4.70	0.00	5.39	0.00	25.31	0.00
2019		0.00		6.03		0.00		456	0.00	5.39	—	24.54	0.00
2020		D 00		5.86		0.00		4.43	0.00	5 39	0 00	23.87	0.00
202!		0 00		5 67		0.00		4.29	0.00	5.39	0.00	23.09	0
2022		0.00		5.50		0.00		4.16	0	5.39	0	22.39	0 00
2023		0.00		5.34		0		4 03	0	5.39	0.00	21.72	0 00
2024		0.00		5.19		0.00		3.92	0.00	5.39	0.00	21.13	0.00
2025		0.00		5.02		0.00		380	0.00	5.39	0.00	20.44	0.00
2026		0 00		4.87		0.00		3.68	0.00	5.39	0 00	l9.82	0.00
2027		0 00		4.73		0.00		3.57	0.00	5.39	ODO	19.23	0.00
2028		0 00		460		0.00		3.47	0.00	5.39	0	18.70	0.00
2029		0.00		4.45		0.0D		3.36	0	5.39	0.00	18.09	0 00

Rem
Total

Ult

0.00
0.00

0.00

77.30
160.82

283.81

D.00
D.00

58.41
!21.52

0.00
0.00

5.39
5.39

0.00
0.00

314.58
654.43

0.00
0.00

2015
20!6
20!7
20!8
2019

2020
2021
2022
2023
2024

Year

Well
Count

1.00
1.00
1.00
1.00
1.00

1.00
1.00
I.OD
1.00
1.0D

Net Ta~ Productiou
(MS)

2.11
2.04
1.96
1.90
1.84

1.79
1.73 l.68 l.63
!58

Net Tax AdValorem (MS)

0.70
0.68
0.65
0.63
0.61

0.60
0.58
0.56
0.54
0.53

Net Investment (MS)

0.00
000
O.OD
0.00
O.OD

0.00
0 00
0.00
0 00
0.00

Net Lease Costs (MS)

O.OD
0.00
0 00
0.00
0 00

000
0 00
0.00
0 00
0.00

Net Well Costs (MS)

6.60
6.60
6.60
6.60
6.60

6.60
6.60
6.60
6.60
6.60

Other Costs (MS)

0.00
0.00
0.00
0.00
0.00

0.00
000
0.00
0 00
0.00

Net Profits (MS)

0.00
0.00
0.00
0.00
0.00

0.00
0.00
0.00
0 00
0.00

Annual
Cash Flow
(MS)

18.75
l 7.87
!6.95
16.18
!5.48

14.88
14.18
13.55
12.95
12.41

Cum Disc. Cash Flow (MS)

17.85
33.24
46.44
57.85
67.73

76.32
83.73
90.13
95.67
l00.47

2025
2026
2027
2028
2029

l.DO
1.00
!.00 l.DO I.OD

l.53
1.49
1.44
l.40
136

0.51
0.50
0.48
0.47
0.45

0 00
0.00
0.00
0.00
0.00

0.00
0 00
0.00
0 00
0.00

6.60
6.60
6.60
6.60
6.60

0.00
0 00
0.00
0.00
O.OD

0.00
000
0 00
0.00
0 00

l l.79
1124
10.71
10.23
9.68

104.60
108.17
11 l.24
l 13.89
116.16

Rem.		13.59	7.86	0.00	0 00	167.00	0.00	—	116. 12	12 88
Total		49.08	16.36	0.00	0.00	266.00	—	0.00	32Z.98	129.04
Maj or Phase : Perts.	Gas 4607 -4818			Abandonment Date . Working Int:		4/22/2055 l.00000000		Present Worth Profile (MS)
Initial Rate :	588.83	Mcf/month		Revenue Int :		75563000		P\V 5.00%: 188.93
Abandonment:	168. 94	Mcf/month		Disc. Initial Invest. (MS):		0.00		PW 8.00% 148.17
Initial Decline:	4.05	% year b = 2.000		ROlnvestment (disc/undisc)		: 0 00 ! 0.00		P\V 10.00% 129.04
Beg Ratio:	0.000			Years to Payout .		0.00		PW 12.00% ll4.09
End Ratio·	0.000			Internal ROR (%)		0.00		PW 15.00% 97.03
								P\V 20.00% 77.53

Date : 02/! 2/20 l 5 2: 19 :02PM

ECONOMIC PROJECTION

Project Name : Partner:
Case Type: Archive Set :

Cum Oil {Mbbl) :

AURORA2014 SEC RESERVES
2015 JAN SEC RESERVES LEASE CASE
default

0.00

As Of Date. 01/01/2015
Discount Rate(%): 10.00
All Cases

Case: ADAMS '127' #13 - 13
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator : CAMBRJAN MANAGEMENT, LTD. Rescrvolr : CANYON SD.
co., State : CROCKETT, TX
Cum Gas (MMcf) :

98-86

Year	Gross Oil		Gross Gas	Net Oil		Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
	(Mbbl)		(MMcf)	(Mbbl)		(MMcl)	(S/bbl)	(S/Mcl)	(MS)	(MS)	(MS)
20!5		0.00	4.84		0.00	3.66	0.00	5.39	0	19.72	0 00
2016		0.00	4.66		0.00	3.52	0.00	5 39	0 00	18.95	0 00
2017		0 00	4.46		0.00	3.37	0	5.39	—	18.16	0 00
2018		0 00	4.30		0.00	3.25	0.00	5.39	0.00	1750	0.00
2019		0 00	4.15		0 00	3.14	—	5 39	—	16.89	0.00
2020		0	4.02		0.00	3.04	0	5.39	0.00	16.37	0.00
2021		0.00	3.89		0.00	2.94	0.00	5.39	0 00	15.81	0.00
2022		0.00	3.77		0	2.85	0 00	5.39	0 00	15.33	0 00
2023		0.00	3.66		0	2.76	0	539	0	14.87	0
2024		0 00	3.56		0 00	2.69	0.00	5.39	0 00	14.47	0
2025		0 00	3.44		0.00	260	0.00	539	0.00	13.99	0.00
2026		0.00	3.34		0.00	2.52	0 00	5.39	()00	13.57	0.00
2027		0 00	3.24		0.00	245	0 00	5.39	0.00	!3.17	0.00
2028		0.00	3.15		0.00	2.38	0.00	5.39	0 00	12.81	0.00
2029		0.00	3.04		0	2.30	0 00	5.39	0 00	12.39	0 00
Rem		0.00	38.!3		0.00	28.81	0.00	5.39	0.00	155.!6	0 00
Total		0.00	95.63		0.00	72.26	0.00	5.39	0.00	389.17	—
Llt		0.00	194.49

Year	Well Count	Net Tax Production	Net Tax Advalorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	LOO	1.48	0.49	0.00	0.00	6.60	0.00	000	11.14	10.6!
2016	1.00	1.42	0.47	0.00	0 00	6.60	0.00	0.00	10.46	19.62
2,017	LOO	1.36	0.45	—	0.00	6.60	0.00	0.00	9.75	27.21
2018	1.00	1.3 l	0.44	0.00	0.00	6.60	0.00	—	915	33.66
2,019	l.00	1.27	42	0.00	0.00	6.60	0.00	0.00	8.60	39.!5
2020	1.00	!23	41	0.00	0 00	6.60	0 00	0 00	8.14	43 85
2021	1.00	1!9	40	0 00	0 00	6.60	0.00	0 00	7.63	47.83
2022	1.00	l.l 5	0.38	0.00	0.00	6.60	0.00	—	7.20	51 _23
2023	l.00	1.12	0.37	0.00	0	6.60	0.00	0 oo	6.79	54.14
2024	LOO	1.09	0.36	0.00	0.00	6.60	0.00	0 00	6.42	56 62
2025	LOO	105	0.35	0 00	0	6.60	0.00	0.00	5.99	58.72
2026	LOO	1.02	0.34	0.00	0.00	G.GO	0.00	0 00	5.62	60.50
2,027	1.00	0.99	0.33	—	0.00	6.60	0	0 00	5.25	62.00
2028	1.00	0 96	0.32	0 00	0 00	660	0.00	0 00	4.93	63.28
2029	1.00	0.93	31	0.00	0.00	6.60	—	0.00	4.55	64.35

Rem.	11.64	3.88	0 00	o oo	106 06	0 00	0.00	33.58	4.71
Total	29.19	9.73	0.00	0.00	205.06	—	—	145.19	69.06

Major Phase · Perfs .

Gas
4618 - 4819

Abandonment Date : Working Int :

l/26/2046
1 00000000

Initial Rate ·	412.93	Mcf/month	Revenue Int :	0.75	63000 PW 5.00% : 95.41 PW 8.00% 77.84
Abandonment .	15325	Mcf/month	Disc. Initial Invest. {M$) ·	5 0 00
Initial Decline :	4.40	% year b = l .50	0 RO!nvestment (disc/undisc) :	—	/000	PW	10%	69.06
Beg Ratio:	0 000		Years to Payout .	0.00		PW	12.00%	61.94
End Ratio.	—		Internal ROR (%):	0.00		PW	15%	53.52
						P\V	20%	43.52

Present Worth Profile (MS)

TRC Eco Deta1ted.rpt 6
Date: 02/12/2015 2·l9:02PM

Project Name : AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : LEASE CASE Archi~·e Set : default

ECONOMIC PROJECTION
As OfDate · Ol/Ol/2015
Discount Rate(%): l 0.00
All Cases

Case: ADAMS '127' #14 - 14
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD
Co., State: CROCKETT, TX
Cum Oil (Mbbl) : Cum G1!.s (MMcf):

Year

2015
2016

2017		0.00	3.12	0.00	236	0	5.39	—	12.69	0 00
2018		0 00	2.98	0	2 25	0 00	5.39	0 00	12 13	0 00
2019		0.00	286	0.00	2.!6	0.00	5.39	0 00	l 1.63	0 00
2020		0.00	2.76	0	2 08	0 00	5.39	0 00	l l 22	0 00
2021		0 00	2.65	0.00	2.00	0 00	5.39	0.00	l0.79	0.00
2022		0 00	2.56	0.00	1.94	0.00	5.39	0.00	10.44	—
2023		0.00	249	0.00	1.88	0.00	5.39	0 00	10 l l	0.00
2024		0.00	2.42	0 00	1.83	0.00	5.39	0 00	9.84	0.00
2025		0 00	2.34	0.00	l.77	0.00	5.39	0.00	9.51	0 00
2026		0 00	2.27	0.00	171	0.00	5.39	—	9.23	0.00
2027		0 00	2.20	0.00	!66	0 00	539	—	8 95	0 00
2028		0.00	2.14	0.00	l .62	0.00	5.39	—	8.71	0.00
2029		0.00	2 07	0.00	l .56	0.00	5.39	—	8.42	0.00
Rem		0.00	6.59	0 00	4.98	0.00	5.39	0.00	26.83	0.00
Total		0.00	46.20	0.00	34.91	0.00	5.39	0.00	188.02	0.00
Ult		0.00	119.78
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Fl6W	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	{MS)	{MS)
2015	LOO	106	35	0.00	0.00	6.60	0.00	0	6.1 l	5.82
20l6	1.00	LOO	0.33	0.00	0.00	6 60	0.00	0.00	5.45	10.52
2017	1.00	0.95	0.32	0 00	0.00	6.60	0.00	0 00	4.83	14.28
2018	l.00	0.91	30	0 00	0 00	660	0.00	0.00	4.31	17 32
2,019	1.00	0.87	0.29	0.00	0.00	6.60	0.00	0 00	3.87	!9.79
2020	LOO	0.84	0 28	0 00	0 00	6.60	0.00	0.00	3.50	21.81
2021	l.00	0.81	0.27	0 00	0.00	6.60	—	o oo	3.11	23.43
2022	LOO	0 78	26	0.00	0.00	6.60	0.00	0.00	2.79	24.75
2023	1.00	0.76	0.25	0 00	0 00	6.60	0.00	0.00	2.50	25.82
2024	l.00	0 74	0 25	0 00	0.00	6.60	0 00	0 00	2.25	26.69
2025	l.00	0.71	0.24	0 00	0 oo	6.60	0 00	0.00	l.96	27.38
2026	LOO	0.69	0.23	0.00	0.00	6.60	0.00	0.00	t.71	27.92
2027	LOO	0.67	0.22	0	o oo	6.60	0 00	0	l.46	28.34
2028	I.DO	0.65	o.n	0.00	0.00	6.60	0.00	0.00	1.24	28.66
2029	l.00	0.63	0.21	0	0	6.60	0 00	0.00	0.98	28.89

Gross
Oil
{Mbbl)

0.00
0.00

0.00
73.58
Gross Gas (MMcf)

3.47
3 29

Net Oil (Mbbl)

0.00
0.00

Net Oil
Gas Price
{MMcf) (S/bbl)
2.62 0 00
2.49 0 00

Gas Price (S/Mcf)
5.39
5.39

Oil Revenue (MS)
000
000

Gas Revenue (MS)
14.12
13.39

i\Hsc. Revenue (MS)
0.00
0.00

Rem.		2 01	0 67	0 00	0.00	22.43	0.00	0.00		l.72	0.34
Total		14.10	4.70	0.00	—	121.43	—	—		47.79	29.23
Major Phase .	Gas			Abandonment	Date :	5/27/2033
Perts:	4675-4869			Working Int:		l.00000000		Pres	ent Worth	Profile	(MS)
Initial Rare ·	298.25	Mcf/rnonth		Revenue Int :		0.75563000		PW	5.00%:		36.62
Abandonment:	153.26	Md/month		Disc Initial In	vest. (M$) ·	0.00		PW	8.00%:		31.85
Initial Decline	6.11	% year b = 2.000		RO!nvestment	( d isc/undisc) ·.	000 10.00		PW	10.00% :		29.23
Beg Ratio: End Ratio	0.000 0.000			Years to Payout : Internal ROR (%) .		0.00 0.00		PW PW	12.00% : 15.00%:		26.97 zs.n
								PW	20.00% :		20.43

Date : 02/! 2/2D 15 2: I 9:D2PM

Project Name: AURORA 2D!4 SEC RESERVES Partner: 20 l 5 JAN SEC RESERVES
Case Type : LEASE CASE Archive Set : default

ECONOMIC PROJECTION
As Of Date: 01/01120!5
Discount Rate(%): l 0.00
All Cases

Case: ADAMS'l27'#15-15
Reserve Cat, : Proved Producing
Field: ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD. Reservoir : CANYON SD.
Co., State: CROCKETT, TX
Cum Oil (Mbbl) : Cum Gas (MMcf):

Year

20!5
2D16
2017
2018
2019

2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Gross Oil (Mbbl)

0.00
0.00
0.00
0.00
0.00
0.00
O.DO O.DO
0.00
O.DD
D.00
0.00
0.00
0.00
0.00

0.00
96.04
Gross Gas (MMcf)

8.93
8.44
7.99
7.62
7.29
7.03
6.75
6.53
6.32
6.14
5.94
5.77
5 59
5.44
5.26

Net Oil (Mbbl)

0.00
0.00
0.00
0.00
0.00

000
0.00
0.00
0.00
0.00
000
0 00
000
000
0.00

Net Oil
Gas Price
(MMcf) (S/bbl)
3.44 0 00
3.26 0.00
3.08 0 00
2.94 0.00
2.81 000

2.71 0.00
2.60 0.00
2.52 0.00
2.44 0.00
2.37 0.00
2 29 0.00
2.22 0.00
2.16 0.00
2.10 0.00
2.03 0 00

Gas Price (S/Mcf)
5.39
5.39
5.39
5.39
5.39

539
5.39
5.39
5.39
5.39
5.39
5.39
5.39
539
5.39

Oil Revenue (MS)
0.00
O.DO
0.00
ODO
0 00
D DO O.OD O.DO
0.00
ODO

0.00
0 00
0 00
0.00
0.00

Gas Revenue (MS)
18.54
17.53
!6.59
15.82
15.15
14.59
14.03
13.55
13.12
12.76
12.34
11.97
11.61
11.30
10.93

Misc. Revenue (MS)
0.00
0.00
0.00
0.00
0.00

0.00
0 00
0 00
0.00
0.00
0.00
0 00
0.00
0 00
0 00

Rem
Total

Ult

0 OD
0.00

0.00

92.92
193.96

290.01

0 00
D.00

35.83 0.00
74.80 O.OD

5.39
5.39

0 00
0.00

192.97
402.81

0 00
O.DO

2015
2016
2017
2018
20!9

Year

Well
Count

J.00
1.00 l.00
I 00
1.00

Net Tax
Production
(MS)

1.39
1.3 l
1.24
1.19
l.!4

Net Ta:.: AdValorem
(MS)

0.46
0.44
0.41
0.40
0.38

Net
Investment
(MS)

O.OD
0.00
0.00
000
D.DO

Net Lease Costs (MS)

0.00
0.00
O.OD
0.00
0.00

Net
Well Costs
(MS)

3.30
3-30
3.30
3.30
3.30

Other Costs (MS)

0.00
0 00
0.00
0.00
0.00

Net
Profits
(MS)

0.00
0.00
000
0.00
0.00

Annual
Cash Flow
(MS)

13.39
1248
l1.63
10 94
10.33

Cum Disc. Cash Flow (MS)

12.75
2350
32.56
40.27
46.87

2020
2021
2022
2023
2024

2025
2026
2027
2028
2029

1.00
1.0D
1.DD
1.0D
1.0D

100 i.00
1.00
J .00
1.00

l.09
105
1.02
0.98
0.96

D.93
0.90
0.87
0.85
0.82

0.36
D.35
0.34
D.33
0.32

D.31
D.30
0.29
0.28
0.27

0 DO
0 DO
O.DO
0 00
O.DO

0 00
0.00
0.00
0.00
0.00

0.00
0 00
O.DO
0 DO O.DO

0 DO
0.00
000
0.00
0.00

330
330
3.30
3.30
330

3.30
3.30
3.30
3.30
3.30

0.00
000
0.00
0.00
0.00

0.00
0.00
0.00
0.00
0.00

0.00
0.00
0.00
0 00
0.00

0 00
0.00
000
0.00
OOD

9.83
932
8.90
8.51
8.18

7.8!
7.48
7.15
6.87
653

52 54
57.41
6!.62
65.26
68.43

7!.16
73.53
7558
7736
78.89

Rem.	14.47	4.82	0.00	0 00	85.51	0.00	0	88.16	9.20
Total	30.21	10.o?	—	0.00	135.01	—	0.00	227.52	88.09

Major Phase .
Perts:

Initial Rate :	768.35	Mctlmonth	Revenue Int :	0.38563000	PW	5%	129.82
Abandonment:	196.27	Met/month	Disc Initial Invest. (M$) ·	0 00	PW	8%	101.28
Initial Decline :	6.42	% year b"' 2.0DO	RO!nvestment (disc/undisc) :	0.00 I 0.00	PW	10%	88.09
Beg Ratio.	0.000		Years to Payout :	0 00	PW	12%	77.87
End Ratio.	O.OOD		Internal ROR (%) :	—	PW	15%	66.29

Gas
4673 - 4872

Abandonment Date . Working Int :

l 112912055
0.50DOODOO

Present Worth Profile (MS)

Date : 02/12/2015 2: l 9:02PM ECONOMIC PROJECTION

Project Name : Partner:
Case Type:
Archive Set :

AURORA 2014 SEC RESERVES
20 1 5 JAN SEC RESERVES LEASE CASE
default

As Of Date. 01/01/2015
Discount Rate(%): 10.00
All Cases

Case : ADAMS 166 #8 - 8
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD Reservoir: CANYON SD.
Co., State: CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas {MMcl) : 27.40
Gross Gl"OSS Net Net Oil Gas Oil Gas Misc.

Year	Oil (Mbbl)		Gas (MMcl)		Oil (Mbbl)		Gas (MMcl)		Price (S/bbl)		Price (S/Mcl)	Revenue (MS)	Revenue (MS)	Revenu (MS)	e
2015		0 00		2.12		0.00		l.57		0 00	5.45	0.00	857		0 00
2016		0		2 02		0.00		l.49		0.00	5.45	0.00	8.15		0 00
2017		0.00		l.91		0.00		!42		0.00	5.45	—	7.73		0.00
2018		0.00		l.21		0.00		0.90		0 00	545	0	4.89		0.00

Rem		0 00	0.00	0.00	0.00	0.00	0 00	0 00		0 00	—
Total		0.00	7.27	—	5.38	0.00	5.45	0.00		29.34	0.00
Ult		0.00	34.67
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net		Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits		Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)		(MS)	(MS)
2015	1.00	0.64	0.21	0.00	000	6.60	0.00		0 00	l.l2	1.07
2016	1.00	0.6!	0.20	0.00	0.00	6.60	0.00		0.00	0.73	1.70
2017	l.00	0.58	0.19	0.00	0.00	6.60	0.00		0 00	0.35	l.97
2018	l.00	0.37	0 12	0.00	0.00	4.29	0.00		0.00	O.ll	2.06

Rem.	ODO	0.00	0.00	0.00	0 00	0	0.00	0.00	—
Total	2.20	0.73	0.00	0.00	24.09	0.00	—	2.32	2.06

Major Phase :
Perfs :

Gas
4874 - 5068

Abandonment Date :
Working Int :

8/28/2018 l.00000000

Present Worth Profile (MS)
Initial Rate : Abandonment . Initial Decline : Beg Ratio:
End Ratio·

182.20
15131
5.70
0.000
0.000

Mcf/month
Mcf/month
% year b = LSOO

Revenue Int :
Disc. Initial Invest. (M$) :
RO!nvestment (disc/undisc) : Years to Payout :
Internal ROR (%):

0.74000000
0.00
0.00 J 0.00
0.00
0.00

PW 5.00% PW 8.00% PW 10.00% PW 12.00% PW 15.00%

2.18
2.10
2.06
2.01
1.94

Date: 02/12/2015 2:1902PM

Project Name: AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : LEASE CASE
Archive Set: default

ECONOMIC PROJECTION
As Of Date· Ol/01/2015
Discount Rate(%}: I 0.00
All Cases

Case: ADAMS 166 #9 - 9
Reserve Cal. : Proved Producing
Field : ADAMS-BAGGETT RANCH Operator: CAMBRIAN MANAGEMENT, LTD. Reservotr : CANYON SD.
ce., State: CROCKETT, TX
Cum Oil (C\lbbl): Cum Gas (MMcl) :
Gross

0.00
49.19

Gross

Net

Net

Oil

Year	Oil {Mbbl)	G:is (MMe()		Oil (Mbbl)		Gas (MM cf)		Price (S/bbl)	Price (S/Mc()	Revenue (MS)	Revenue ('.\lS)	Reven (MS)	e
2015	0 00		2.82		0.00		2.09	0	5.45	—	l l .39		0.00
2016	0.00		2.69		0		199	0.00	5.45	0.00	10.84		0
2017	0.00		2.55		0.00		189	0.00	5.45	0.00	10.3!		0
2018	0.00		244		0.00		1.8 l	0.00	545	0 00	9 87		0 00
2019	0.00		2.35		0		174	0.00	5.45	—	9.48		0.00
2020	0.00		2.27		0.00		1.68	0.00	545	0.00	916		0 00
2021	0.00		2.19		0.00		1.62	0	5.45	—	8.83		0.00
2022	0 00		2.12		0.00		1.57	0	5.45	0 00	8.55		0.00
2023	0.00		2.05		0.00		l.52	0	5.45	0,00	8.29		0.00
2024	0.00		2.00		0		!48	0.00	5.45	0,00	8.06		0.00
2025	0.00		1.93		0.00		143	0.00	545	0.00	7.80		0.00
2026	0.00		l.87		0.00		J.39	0	5.45	0 00	7.57		0.00
2027	0.00		1.04		0.00		0 77	0.00	545	0 00	4.19		0 00

Gas

Oil

Gas

Misc.
u

Rem		000	0.00	0.00	—	0.00	0.00	0.00	0 00	0.00
Total		0.00	28.33	0.00	20.96	0.00	5.45	0.00	114.34	0.00
Ult		0.00	77.:51
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	Advalorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	1.00	0.85	0.28	0.00	0 DO	6.60	0.00	0.00	3.66	3.48
2016	l.00	0.81	0 27	0 00	0.00	6.60	0.00	0.00	3.16	620
2017	1.00	0.77	0.26	0 00	0 00	6.60	0 00	0	2.68	8.29
2018	!.00	0 74	0.25	0.00	0.00	6.60	0.00	0	228	9.90
20l9	1.00	0.71	0.24	0 00	0 00	6.60	0 00	0	1.93	l l.13
2020	l.00	0.69	0.23	0.00	0.00	6.60	0 00	0.00	1.65	1208
202!	1.00	0.66	22	0 00	0 00	6.60	0 00	—	134	12. 79
2022	1.00	0.64	0.21	0.00	0.00	6.60	0.00	0.00	l.09	13.30
2,023	1.00	0.62	0.21	0 00	0 00	6.60	0 00	0.00	0.86	13.67
2024	1.00	0.60	0.20	0.00	0.00	6.60	0.00	0.00	0.66	13.92
2025	1.00	0.58	0.19	—	—	6.60	0.00	0.00	0.42	14 07
2026	J.00	0.57	0.19	0.00	0 00	660	0.00	0.00	0.21	14.14
2027	l.00	0.31	0.10	0 00	0 00	3 70	0.00	0.00	0.07	14.16

Rem.	0.00	0.00	0 00	0 DO	0.00	0.00	0.00	0 00	—
Total	8.58	2.86	0.00	0.00	82.90	—	0.00	20.00	14.16

Major Phase · Perfs :
Initial Rate . Abandonment:
Initial Decline :
Beg Ratio.
End Ratio :

Gas
4863 - 5054
242.06
15l.29
5.70
0.000
0.000

Mcf/rnonth
Mcf/month
% year b = 2.000

Abandonment Date . Working Int
Revenue Int ·
Disc. Initial Invest (M$) : RO!nvestment (disc/undisc) : Years to Payout .
Internal ROR (%) :

7/26/2027
1.00000000
0 74000000
0 00
0.00 I 0 00
0.00
0 00

Present Worth Profile (MS) PW 5.00% 16.67
PW 8.00% 15.08
PW 10.00% 14.16
PW 12.00% 13.33
PW 15.00% 12.23

Date : 02/! 2/2015 2 l 9:02PM ECONOMIC PROJECTION

Project Name: AURORA 2014 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type: LEASE CASE Archive Set: default

Cum Oil ('.\!bbl) ; 11.27
Cum Gas (MMcf) ; 24.84

As Of Date: Ol/Ol/2015
Discount Rate(%}: l0.00
Ali Cases

Case : HAMLIN '24' l - l
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA) Operator: CLEAR WATER INC.
Reservoir : TREND AREA Co., State: Howard, TX

	Year	Gross Oil		Gross Gas		Net Oil		Net Gas		Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
		(Mbbl)		(MMe!)		(Mbbl)		(MMe!)		(S/bbl)	(S&lcf)	(MS)	(MS)	(MS)
2015			0.70		0		0.01		0 00	85.92	0.00	0.72	0.00	0.00
2016			0.66		0.00		0.01		0 00	85.92	0.00	68	0 00	0.00
2017			0.62		0.00		0.0!		0 00	85.92	0 00	0.64	0.00	0 00
2018			0.53		0.00		O.Ol		0 00	85.92	0.00	0.60	0.00	0 00
2019			0.55		0.00		0.01		0.00	85.92	0.00	56	0.00	0 00
2020			0.52		0.00		1		0.00	85 92	0.00	0.53	0	0 00
2021			48		0 00		O.Ol		0 00	85.92	0.00	0.50	0.00	0.00
2022			0.45		0.00		0.01		0 00	85.92	0.00	0.47	0.00	0 00
2023			0.30		0.00		0.00		0.00	85.92	0.00	31	0.00	0 00

Rem		0	0	0.00	0 00	0	0.00	0.00		0.00	0 00
Total		4.86	0.00	0.06	0.00	85.92	0.00	5.01		0.00	0.00
Ult		16.13	24.84
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net		Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Pro lits		Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)		(MS)	(MS)
20]5	1.00	0.03	om	0.00	0 00	0.41	0.00		0.00	0.27	0.25
20]6	1.00	3	0.02	0 00	0.00	0.4!	0.00		0.00	0.23	45
2017	LOO	0.03	2	0.00	0.00	04!	0 00		0.00	0.19	0.60
2018	I.OD	3	0.02	0 00	0 00	0.4!	0.00		0	0.!5	0 71
2019	l.00	0.03	0.01	0.00	0.00	0.4 l	0.00		0 00	0.12	0 78
2020	1.00	0.02	0.0!	0.00	0.00	0.4 l	0.00		0 on	0.09	0.83
2021	1.00	0.02	O.Ol	0.00	0 00	0.4 l	0.00		0.00	0.06	0.86
2022	100	0.02	0.0!	0.00	0.00	0.4 J	0.00		0.00	0.03	0.83
2023	1.00	0.01	0.0!	0	—	0.28	0.00		0 00	0.0!	0.88

Rem.			0.00	0	0.00	0.00	0.00	0.00	0.00		0.00	0.00
To!al			0.23	0.13	—	0.00	3.52	0.00	0.00		1.14	0.88
Major Phase .	Oil				Abandonment	Date :	91,912,023
Perfs :	0-0				Working Inc :		0.01500000		Present Worth Profile (MS)
Initial Rate :		60.45	bbl/month		Revenue lnt :		0 01200000		PW 5.00% : 1.00
Abandonment :		35.22	bblfmonth		Disc. Initial Invest (M$):		0.00		PW	8%	0.93
Initial Decline :		6.61	% year	b = 1.700	ROlnvestment (disc/undisc}:		000 10.00		PW	10.00%	0.88
Beg Ratio:		0.000			Years to Payout :		0.00		PW	12.00%	0.84
End Ratio:		0.000			Internal ROR (%) ·		0.00		PW	15.00%	0. 79

Date: 02/12/20!5 2:19:02PM ECONOMIC PROJECTION

Project Name: AURORA 2014 SEC RESERVES Partner : 20 !5 JAN SEC RESERVES
Case Type: LEASE CASE Archive Set: default

Cum Oil (Mbb!) : 17.70
Cum Gas (MMcf) : 92.84

As Of Date: 01/01/20!5
Discount Rate(%)· !0.00
All Cases

Case: HAMLIN 26 {! & 2)- l
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA) Operator : CLEAR WATER INC. Reservoir: TREND AREA
Co., State : Howard, TX

Year	Gross Oil		Gross Gas		Net Oil		Net Gas		Oil Price	Gas Price	Oil Revenue	Gas Revenue		Misc. Revenue
	(Mbbl)		(MMcf)		(Mbbl)		(MMct)		($/bbl)	(S/Md)	(MS)	(MS)		{MS)
2015		2. !3		13.59		0.03		0.16	86.24	5.09	2.20		0.83	0.00
2016		1.85		12.44		2		15	86 24	5.09	1.91		0.76	0.00
20!7		1.64		l l.47		0.02		0.!4	86.24	5.09	!70		0.70	—
2018		1.13		8.lO		0.01		0.lO	8624	5 09	Ll7		49	—

Rem		0 00	0 00	0.00		0.00	—	0.00	0	0 00	0 00
Total		6.74	45.60	0.08		0.55	86.24	5.09	6.97	2.78	0.00
Ult		24.44	138.44
	Well	Net Tax	Net Tax	Net	Net		Net	Other	Net	Annual	Cum Disc.
Year Count Production AdYalorem Investment Lease Costs Well Costs Costs Profits Cash Flow Cash Flow
(MS) (MS) (MS) (MS) (MS) (MS) (MS) (MS) (MS)

20!5	2.00	O.l6	0.08	0.00	—	1.98	0.00	0.00	0.81	0.77
20!6	200	0.!4	0.07	0.00	—	1.98	0.00	0 00	0.48	1.19
2,017	2.00	0.13	0.06	—	—	1.98	—	0 00	0.23	1.37
20!8	200	0.09	0.04	0	0.00	l.47	—	—	0.06	14!

Rem. 0.00 0.00 0.00 0.00 0.00 0 00 0.00 0.00 0.00
Total 0.53 0.24 0.00 0.00 7.41 0.00 0.00 1.58 l.41

Major Phase · Oil Abandonment Date : l Oil /2018
Perts . 0-0 Working Int: 0.01500000 Present Worth Profile (MS)
Initial Rate : 192.78 bbl/month Revenue Int · 0.01200000 PW 5.00%: l.49
Abandonment· 121.32 bbl/month Disc. Initial Invest. (MS) · 000 PW 8.00% l.44 lni tial Decline : 17. ! 5 %year b = 1.700 ROlnvestment (disc/undisc) : 000 10.00 PW 10.00% 1.41
Beg Ratio. 6177 Years to Payout : 0.00 PW 12.00% 1.38
End Ratio: 7.236 Internal ROR (%) · 0.00 P\V 15.00% 1.34
P\V 20.00% 1.27

TRC Eco Detailed.rpt 12
Date : 02/l 2/2015 2 l 9:02PM ECONOMIC PROJECTION

Project Name: AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : LEASE CASE Archive Set : default

As Of Date· 01/0l/2015
Discount Rate(%) : I 0.00
All Cases

Case: SAGE I - l
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA) Operator: CLEAR WAl"ER INC
Reservoir : TREND AREA
Co., State : Howard, TX

Cum Oil (Mbbl) : Cum Gas (MMcf):				4.42
				25.88
		Gross		Gross		Net		Net		Oil	Gas	Oil	Gas		Misc.
	Year	Oil		Gas		Oil		Gas		Price	Price	Revenue	Revenue		Revenue
		(Mbbl)		(MMcf)		(Mbbl)		(MMcf)		($/bbl)	(S/Mcf)	(MS)	{MS)		(MS)
2015			0.04		0.90		0.00		0.01	86.94	5.23	0.05		0.06	0.00

Rem 0 00 0.00 0.00 0.00 0.00 0 00 000 0 00 0 00
Total 0.04 0.90 e.oo 0.01 86.94 5.23 0.05 0.06 0.00

U1t 4.46 26.78

Well NetT;ix NetT;ix Net Net Net Other Net Annual Cum Disc. Year Count Production AdValorem Investment Lease Costs Well Costs Costs Profits Cash Flow Cash Flow
(MS) (MS) (MS) (MS) (MS) (MS) (I\1S) (MS) (MS)

2015 1.00 001 000 0.00 0.00 0.09 0.00 0.00 0 00 0.00

13

Rem.			0 00	0.00	0 00	0.00	0.00	0 00	—	0 00	0.00
Total			0.01	0.00	0.00	0.00	0.09	—	0.00	0.00	—
Major Phase : Perts ·	Oil 0-0				Abandonment Date : Working Int .		2/7120 l 5 0.0[500000		Present Worth Profile (MS)
Initial Rate .		36.24	bbl/mont	h	Revenue Int .		0.01200000		PW 5.00% : 0.00
Abandonment:		35.57	bbl/mont	h	Disc Initial Invest (M$):		0		P\Y 8.00% 0.00
Initial Decline :		17.09	% year	b = !700	ROlnvestmem (disc/undisc) :		0 00 I 0.00		PW I0.00% 0.00
Beg Ratio.		20.I38			Years to Payout :		0 00		PW 12.00% 0.00
End Ratio:		20 ]47			Internal ROR (%):		0.00		PW 15.00% 0.00
									PW 20.00% 0.00

TRC Eco Deta1led.rpt

Date: 02/12/2015 2:19:02PM ECONOMIC PROJECTION

Project Name : AURORA 20 l 4 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type : LEASE CASE
Archive Set : default

Cum Oil (Mbbl):	24.74
Cum Gas (MMcf) :	24.78

As Of Date: 01/0!/2015
Discount Rate(%) : ! 0.00
All Cases

Case : HAMLIN 26P 1 - ! Reserve Cat. : Proved Producing
Field : SPRABERRY {TREND AR EA) Operator: ELEMENT PETRO OPERATING H, ! Reservoir: TREND AREA
Co., State : Howard, TX

Year	Gross		Gross	Net		Net		Oil	Gas	Oil	Gas	Misc.
	Oil		Gas	Oil		Gas		Price	Price	Revenue	Revenue	Revenue
	{Mbbl)		(MM cf)	(Mbbl)		(M.Mcf)		(S/bbl)	(S/l\Icl)	(MS)	(MS)	(MS)
2015		2.28			0.00		0 00	86.56	5.69	0.15	0.01	0.00

Rem	0.00	0.00	0.00	0.00	0 00	0.00	0 00	0.00	0.00
Total	2.28	3.33	0.00	0.00	86.56	5.69	0.15	0.01	0.00
Ult	27.02	28.11
Well Net Tax			Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)

2015 2.00 0.01 0.00 0.00 0.00 0 00 0 00 0.00 0.15 0.14

Rem.			0.00	0.00	0.00	0 00	0.00	0.00	0 00		—	0
Total			0.01	0.00	0.00	—	—	0.00	—		0.15	0.14
Major Phase :	Oil				Abandonment	Date :	2/9/2015 24:00
Perts :	0-0				Working Int :		0.00000000 Present Worth Profile (MS)
Initial Rate ·		25247	bbl/month		Revenue Int ·		0 00075000 PW 5.00% 0.15
Abandonment :		166.40	bbl/month		Disc. Initial Invest, (M$) :		0.00		PW	8.00%		0.15
Initial Decline :		4545	% year	b'"' 1.400	RO!nvestment (disc/undisc)		: 0.00 f 0.00		PW	10%		0.14
Beg Ratio·		l.412			Years to Payout .		0.00		PW	12.00%		0.14
End Ratio:		1.498			Internal ROR (%) :		0.00		PW	15.00%		0.14

Date : 02/12/2015 2: l 9:02PM

Project Name : AURORA 20 l 4 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type : LEASE CASE
Archive Set: default

ECONOMICPROJECTION
As Of Date: 01/01/2015
Discount Rate(%): l0.00
Al! Cases

Case: SFH UNIT 23 lH- !H Reserve Cat. : Proved Producing
Field: SPRABERRY (TREND AREA) Operator: ELEMENT PETRO OPERATrNG u, I
Reservoir: TREND AREA Co., State : Howard, TX
Cum Oil (Mbbl):
Cum Gas (1\HicD :

Gross

137.89
127.62
Gross

Net

Net

Oil

Gas

Oil

Gas

Misc.

Year	Oil {Mbbl)	Gas (M!\-lcD		Oil (Mbbl)		Gas CMMcn		Price ($/bbl)	Price (S/Mcn	Revenue (MS)	Revenu (MS)	e	Revenu (i\IS)	e
2015	44.38		44.96		0.01		1	86.79	6.31	0.84		0.06		0.00
2016	36.6l		36.07		0.0!		0.01	86 79	6.31	0.70		0.05		0 00
20l7	3!76		30.37		0.01		O.Gl	86.79	6.31	0.60		0.04		0.00
2018	28.43		26.50		00[		O.Gl	86.79	6 31	54		0.04		0.00
20!9	25 59		23 63		0.0!		0.0!	86.79	6.31	0.49		0.o3		0.00
2020	23.09		21.32		1		0.00	86.79	6.31	0.44		0.03		0.00
2021	20.72		19.13		0.00		0.00	86.79	6.31	0.39		0.03		0
2022	18 65		17.22		0.00		0 00	86.79	6.31	0.35		0.02		0.00
2023	16 79		15.50		0.00		—	86.79	6.31	0.32		0.02		0.00
2024	15.15		13.99		0.00		0.00	86.79	6.31	0.29		0.02		0 00
2025	l3.60		1255		0.00		0.00	86.79	6.3!	0.26		0.02		0.00
2026	12.24		11.30		0		0.00	86.79	6.31	0.23		0.02		0.00
2027	1 l.Ol		10.17		0.00		0.00	86.79	6 31	0.21		0.01		0.00
2028	9.94		9.18		0.00		0.00	86.79	6.31	0.19		O.Dl		0.00
2029	8.92		8.24		0.00		0.00	86.79	6.31	0.]7		O.Ol		0 00

Rem
Total

Ult

53.84
370.73

508.61

49.70
349.82

477.44

0.01
0.08

0.01
0.08

86.79
86.79

6.31
6.31

1.02
7.04

007
0.48

0 00
0.00

Year

Well
Count

Net Tax
Production
(MS)

i'o'et Tax
AdValorem
{MS)

Net
Investment
(MS)

Net Lease Costs (MS)

Net
\Ven Costs
(MS)

Other Costs (MS)

Net
Profits
(MS)

Annual
Cash Flow
(MS)

Cum Disc. Cash Flow (MS)

20[5	1.00	0 04	0.02	0.00	0 00	0.00	0.00	0	0.84	0.80
2016	1.00	0 04	1	0.00	0.00	0.00	0.00	0.00	0.69	l .40
2017	1.00	0.03	0.02	—	0 00	0 00	0.00	0 00	0.60	l.86
2018	1.00	0.03	0.01	0.00	0.00	0.00	0.00	0.00	53	2.24
2019	1.00	0.02	0.01	0 00	0 00	0 00	0.00	0 00	0.48	2.55
2020	l.00	0.02	0.01	0 00	0.00	0 00	0.00	0 00	0.43	2 80
202!	1.00	0.02	0.0!	0.00	0.00	0.00	0.00	0.00	0.39	3.00
2022	l.00	0.02	o.oi	0 00	0.00	0.00	0.00	0.00	0.35	317
2023	LOO	0.02	O.Ol	—	0.00	0.00	0.00	0 00	0.32	3.30
2024	l.00	O.Ol	O.Ol	0 00	0 00	0 00	0	0 00	0.28	341
2,025	LOO	O.Ol	O.Ol	0.00	0.00	—	0.00	0.00	0.26	3.50
2026	1.00	0.01	O.Ol	0.00	0.00	—	0.00	0.00	0.23	3.57
2027	LOO	O.Ol	0.01	0.00	0 00	0 00	0 00	0 00	0.21	3.63
2028	I.DO	0.01	O.Ol	0.00	0.00	—	0.00	0.00	0.19	3 68
2029	1.00	O.Ol	0.00	0 00	0.00	0 00	0.00	0 00	0. l 7	3.72

Rem.		0 05	0.03	0	0.00	0.00	0.00	0.00		101	o.i 5
Total		0.36	0.19	0.00	—	—	—	0.00		6.98	3-87
Major Phase .	Oil			Abandonment Date :		7/1012040
Perfs :	0-0			Working Int :		—		Pres	ent Worth	Profile	(MS)
Initial Rate :	4,194.23	bbl/month		Revenue Int .		0 00021885		PW	5.00%:		5.02
Abandonment :	23275	bbl/month		Disc Initial Invest. (M$) :		0.00		PW	8.00%		4.27
Initial Decline :	26.28	%year	b=2.0l0	ROlnvestment (disc/undisc) :		000 10.00		PW	10%		3.87
Beg Ratio·	!.022			Years to Payout :		0.00		P\\i	12.00%		3.55
End Ratio:	0.923			Internal ROR (%) .		—		PW	15.00%		3.15

Date: 0111212015 2: l 9:02PM ECONOMICPROJECTION

Project Name: AURORA 2014 SEC RESERVES Partner ; 2015 JAN SEC RESERVES
Case Type : LEASE CASE Archive Set : default

As Of Date· Ol/0112015
Discount Rate(%): 10.00
All Cases

Case: CHAPMAN RANCH 4501 - 4501
Reserve Cat. : Proved Producing
Field : CHAPMAN RANCH (UPPER FRIO ( Operator : HURD ENTERPRISES, LTD Reservoir: UPPER FRIO CONS.
Co., State : Nueces, TX

Cum Oil (!\1bbl): Cum Gas (MM cf):				6.21
				3.22
		Gross		Gross		Net		Net		Oil	Gas	Oil	Gas		Misc.
	Year	Oil		Gas		Oil		Gas		Price	Price	Revenue	Re,·enue		Revenue
		(Mbbl)		(MMcl)		(Mbbl)		(MMcl)		($/bbl)	(S/Mcf)	(MS)	(MS)		(MS)
2015			0.02		0.01		0		0 00	88.79	4.42	0.05		0 00	0 00

Rem		0.00	0.00	0.00	0	0.00	0.00	0 00		0	0 00
Total		o.oz	0.01	0.00	0.00	88.79	4.42	0.05		0.00	0.00
Ult		6.22	3.23
	Well	Net Ta:.:	Net Tax	Net	Net	Net	Other	Net		Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits		Cash Flow	Cash Flow
		(MS}	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)		(MS)	(MS)
2015	0.00	0.00	0.00	0.00	0.00	0.05	0.00		0.00	0.01	O.Ol

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0	0 00
Total	0.00	0.00	0.00	0.00	0.05	0.00	—	0.01	0.01

Major Phase :
Pens
Initial Rate :
Abandonment : Initial Decline: Beg Ratio:
End Ratio:

Oil
0-0

66.38
66.38
99.98
0.492
0.492

bbl/month
bbl/month
% year b = 0.000

Abandonment Date :
Working Int
Revenue Int ·
Disc. Initial Invest (MS) . RO!nvestment (disc/undisc) : Years to Payout ·
Internal ROR (%):

1/8/2015
0.05000000
0.03700000
0.00
0.00 I 0.00
0.00
0.00

Present Worth Profile (MS)
PW 5.00%: 0.01
PW 8.00% 0.01
PW 10.00% 0.0 I PW 12.00% 0.0 I PW 15.00% 0.01
PW 20.00% 0.01
Date: 02112/2015 2 l9:02PM ECONOMIC PROJECTION

Case : BOA #3 - #3
Project Name : Partner:
Case Type:
Archive Set :

AURORA20l4 SEC RESERVES
20! 5 JAN SEC RESERVES LEASE CASE
default

As Of Date. 01/0l/20!5
Discount Rate(%) : l0.00
All Cases

Reserve Cat : Proved Producing
Field : SPRABERRY
Operator: TRILOGY OPERATING, fNC.
Reservoir : TREND AREA Co., State : HOWARD, TX

Cum Oil (Mbbl) : 4.50
Cum Gas {MMcl) : 9.78
Gross Gross Net Net Oil Gas Oil Gas llifisc.

Year	Oil (Mbbl)		Gas (MMcf)		Oil (Mbbl)		Gas (MMct)		Price ($/bbl)	Price (S/Mcf)	Revenue (MS)	Revenu (MS)	e	Revenu (MS)	e
2015		3.36		l l.72		0.25		0.88	86.24	5.29	21.74		4,65		0.00
2016		2.15		7.35		0.16		0.55	8624	5.29	13.88		2.92		0.00
2017		l.63		5.56		0.12		0.42	86.24	5.29	10.56		2.21		0 00
2018		1.29		4.39		0.10		0-33	86.24	5.29	8.36		1.74		0.00

Rem	0 00	0.00	0.00	0 00	0.00	0 00	0.00	0 00	0
Total	8.43	29.02	0.63	2.18	86.24	5.29	54.54	11.52	—
Ult	12.93	38.80

Year

Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Pro lits	Cash Flow	Cash Flow
	(MS)	(MS)	(MS)	{MS)	(MS)	(MS)	(MS)	(MS)	(MS)

2015	LOO	1.35	0.66	0 00	0.00	9.00	0.00	0.00	15.38	14.76
2016	l.00	86	0.42	0.00	0	9.00	0.00	0	6 52	20.40
2017	LOO	0.65	0.32	0.00	0	9.00	0.00	0	2.80	22.60
2018	LOO	0.52	0.25	0	0.00	8.64	0.00	0.00	0 70	23.10

Rem.	0.00	0	0 00	0.00	0.00	0.00	—	0	—
Total	3.37	I.65	0.00	—	35.64	—	—	25.40	23.10

Major Phase : Perfs :
Initial Rate:
Abandonment : lnitial Decline: Beg Ratio.
End Ratio:

I RC Eco Deta1led.rpt

Oil
0-0

391.58 bbl/month
103.81 bbl/month
62.52 % year b = 1.400
3.551
3.394

Abandonment Date: Working Int : Revenue Int :
Disc. Initial Invest. (M$) ·
RO!nvestment (disc/undisc) : Years to Payout :
Internal ROR (%) :

1211612018
0 !0000000 Present Worth Profile (MS)
0 07500000 PW 5.00%: 24.20
000 PW 8.00%: 23.53
0.00 I 0.00 PW l0.00%: 23.10
0.00 PW 12.00%: 22.68
0.00 PW 15.00%: 22.08
PW 20.00%: 21.14

17

Date: 02/!2/2015 2:19:02PM ECONOMICPROJECTION

Project Name : Partner:
Case Type:
Archive Set :

AURORA 20 l 4 SEC RESERVES
2015 JAN SEC RESERVES LEASE CASE
default

As Of Date: O l/01/2015
Discount Rate(%): l 0.00
A!! Cases

Case: BOA 12 1 - I Reserve Cal. : Proved Producing
Field : SPRABERRY (TREND AREA} Operator: TRILOGY OPERATING, INC. Reservoir : TREND AREA
Co., State : Howard, TX

Cum Oil (Mbbl) :			7.12
Cum Gas (MMe!)	:		3.05
	Gross		Gross		Net		Net		Oil	Gas	Oil	Gas		Misc.
Year	Oil		Gas		Oil		Gas		Price	Price	Revenue	Revenue		Revenue
	(Mbbl	)	(MMe!)		(Mbbl)		(MJ\kl)		(Sib bl)	(S/Mcl)	(MS)	(MS)		(MS)
2015		1.85		7.06		0.14		0.53	86.23	5. l l	1 l.95		2.7!	0 00
2016		l.47		5.51		0.11		0.41	86.23	5.11	9.51		2.11	0.00
20!7		0.60		2.24		0.05		0.17	86.23	5.l l	3.91		0.86	0 00

Rem	0 00	0 00	000	0.00	0.00	0 00	0	0 00	0
Total	3.92	14.82	0.29	1.11	86.23	5.11	25.37	5.67	0.00
Ut	11.04	17.87

Year

Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Count	Production	AdValorcm	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
	(MS}	(MS)	(MS)	(l\lS)	(MS)	(MS)	(MS)	(MS)	(MS)

20!5	l.00	0.75	0 37	0 00	0 00	9.00	0.00	0.00	4.54	4.35
2016	l.00	0.60	0.29	0 00	0 00	9 00	0 00	0.00	1.73	5.85
2017	LOO	0.24	0.12	0 00	0.00	4.20	0 00	0 00	0.21	6.02

Rem.			0 00	0.00	0 00	—	0.00	—	0.00		0 00	0.00
Total			1.59	0.78	0.00	0.00	22.20	0.00	0.00		6.48	6.02
Maj or Phase ·	Oil				Abandonment	Date :	6/21/2017
Perfs :	0-0				Working Int :		0.10000000 Present Worth Profile (MS)
Initial Rate :		l 77.40	bbl/month		Revenue lnt :		0.07500000 PW 5.00% 6.24
Abandonment :		10290	bbl/month		Disc. Initial Invest (M$): 0 00				PW	8.00%		6.11
Initial Decline :		28.19	% year	b = l.400	RO[nvestment (disc/undisc) : 0.00 1000				PW	10.00%		6.02
Beg Ratio:		3.877			Years to Pavout : 0.00				PW	12.00%		5.93
End Ratio·		3.708			Internal ROR (%) : 0.00				PW	15.00%		5.81

Date: 02/12/2015 2:l9:02PM ECONOMIC PROJECTION

Project Name :
Partner: Case Type: Archive Set :

AURORA 2014 SEC RESERVES
20 l 5 JAN SEC RESERVES UNIT CASE
default

As Of Date. Ol/Ol/2015
Discount Rate(%): I 0.00
All Cases

Case : DARWIN LEASE Reserve Cat. : Proved Producing
Field : DEADWOOD
Operator: TRlLOGY OPERATING, !NC.
Reservoir:
Co., State: HOWARD, TX

Cum Oil (Mbbl) : 49.82
Cum Gas (MMe!) : 105.12

Year	Gross Oil (Mbbl)		Gross Gas (MMcl)		Net Oil (Mbbl)		Net Gas (MMcl)		Oil Price ($/bbl)	Gas Price (S/Mcl)	Oil Revenue (MS)	Gas Revenue (MS)	Misc. Revenue (MS)
2015		5.89		5 l.01		0.44		3.83	86.24	5.92	38.09	22.66	0.00
2016		4.09		39.00		0.31		2.93	86.24	5.92	26.43	17.33	0.00
2017		3.21		32.00		0.24		2.40	86.24	5.92	20.75	14.22	0.00
2018		2.68		27.47		20		2.06	86.24	5.92	l 7.36	12.21	0 00
2019		') .')',J		24 23		0.17		1.82	86.24	5.92	!5.06	10.76	0.00
2020		2.07		21.83		0.16		1.64	8624	5.92	13.41	9 70	0.00
2021		l.87		19.84		0.14		1.49	86.24	5 92	12.08	8.82	0 00
2022		0.38		4.08		0.03		0.31	86.24	5.92	2.47	1.81	0 00

Rem		0.00	0.00	0.00	0 00	0	0.00	0 00	0.00	0.00
Total		22.52	219.44	1.69	16.46	86.24	5.92	145.64	97.51	0.00
lJlt		72.33	324.56
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	3.00	345	!52	0.00	0 00	l 8.00	0.00	0.00	37.78	36.!3
20!6	3.00	2.52	!09	0.00	0.00	18 00	0 00	0.00	22.15	55.28
2017	3.00	2.02	0.87	0 00	0 00	18.00	0.00	0 00	14.07	66.28
20!8	3.00	l.71	0.74	0.00	0.00	18 00	0 00	0.00	9.l 1	72.72
2019	3.00	1.50	0.65	0.00	0	18.00	0.00	—	5.68	76.35
2020	3.00	1.34	0.58	0.00	0	18.00	0.00	0 00	3.19	7&20
202!	3.00	1.22	0.52	0.00	0 00	18.00	0 00	0.00	!!5	78.8!
2022	3.00	0.25	0 l l	0.00	0.00	3.85	0.00	0.00	0.08	78.85

Rem.			0.00	0 00	0.00	0.00	0.00	0 00	0.00	0 00	0.00
Total			14.01	6.08	0.00	0.00	129.85	0.00	—	93.21	78.85
Major Phase:	Oil				Abandonment	Date :	311012022
Perfs ·	0-0				Working Int :		0.10000000		Present	Worth Profile	(MS)
Initial Rate :		63!.89	bbl/month		Revenue Int ·		0.07500000		PW	5%	85.50
Abandonment :		145.84	bbl/month		Disc. Initial In	vest (M$) ·	0 00		PW	8.00%	81.39
Initial Decline ·		49.03	% year b	= 1.400	ROinvestmem (disc/undisc)		: 0.00 I 0.00		PW	I0.00%	78.85
Beg Ratio.		7.980			Years to Payout :		0.00		PW	12.00%	76.44
End Ratio:		10.679			Internal ROR (%) :		0.00		P\V	15%	73.08

Date : 02/12/2015 2: l 9:02PM

Project Name: AURORA 2014 SEC RESERVES Partner:    2015 JAN SEC RESERVES
Case Type : LEASE CASE
Archive Set : default

ECONOMICPROJECTION
As Of Date. 01/01/2015
Discount Rate(%): 10.00
All Cases

Case: WAGGA-WAGGA ii l - l
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA) Operator : TRILOGY OPERAT[NG, NC. Reservoir : TREND AREA
Co., State : Howard, TX
Cum Oil (Mbbl} : Cum Gas {MMcf) :

5.84
0.00

Year	Gross Oil (Mbbl)		Gross Gas (Ml'\kf)		Net Oil (Mbbl)		Net Gas (MMcf)		Oil Price (S/bbl)	Gas Price (S/Mcf)	Oil Revenue (MS)	Gas Revenue (MS)	Misc. Revenue (MS)
2015		4.07		0.00		0.31		0 00	86.24	0.00	26.34	0 DO	0
2016		2.81		0.00		0.21		0.00	86.24	0	18.19	0.00	0 00
2017		2.20		0.00		0 !7		0.00	86.24	0	14.25	0 00	0 00
2018		184		0.00		0.!4		0 OD	86.24	0.00	11.9 I	0.00	0.00
2019		1.60		0.00		0.12		0.00	86.24	0.00	l0.32	0.00	0 00
2020		1.42		0.00		0 ll		0.00	86 24	0 00	919	0 00	0 00
2021		1.28		0.00		0.10		0.00	86.24	0.00	8.27	0.00	0 00
2022		1.17		0.00		0.09		0 00	86.24	0.00	7.57	0.00	0 00
2023		1.08		0		0.08		0.00	86.24	0.00	6.99	0.00	0.00
2024		LO!		0		0.08		0.00	86.24	0 00	6.53	0.00	0.00
2025		0.94		0.00		0.07		0 00	86.24	0.00	6. ro	0.00	0 00
2026		0.27		0.00		0.02		0.00	86.24	—	1.73	0.00	0 00

Rem		0 00	0.00	0.00	0.00	0 00	0 00	—	0.00	0 00
Total		19.70	0.00	1.48	0.00	86.24	0.00	127.39	0.00	0.00
Ult		25.54	0.00
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(!\IS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
20)5	LOO	1.21	0.66	0 00	0 00	540	0.00	0.00	19.07	1824
2016	LOO	0.84	0.45	0 00	0.00	540	0.00	0.00	11.50	28. 17
2017	1.00	0.66	0.36	0 00	0 00	540	0 00	0 00	7.84	34.29
2018	1.00	0.55	0.30	0 00	0 00	540	0.00	0.00	5.66	38.30
2,019	LOO	0.47	0.26	0.00	0.00	5.40	0.00	0.00	4.19	40.97
2020	LOO	0.42	0.23	0.00	0.00	5.40	0.00	0.00	3 14	42.79
2,021	l.00	0.38	0.21	0.00	0.00	540	—	0.00	2.29	43 98
2012	LOO	0.35	0.19	0.00	0.00	SAO	0.00	0.00	163	44.76
2,023	LOO	0.32	0 !7	0.00	0.00	540	0 00	0	i.ro	45.22
2024	LOO	0.30	0.16	0.00	0.00	540	0.00	0.00	0 66	45.48
2,025	1.00	0.28	0.15	0 00	0 00	540	0.00	—	0.27	45.58
2026	LOO	D.08	0 04	0.00	0.00	1.58	0.00	0.00	0.03	45 59

Rem.			0	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Total			5.86	3.18	—	—	60.98	0.00	o.oo		57.37		45.59
Major Phase . Perfs :	Oil 0-0				Abandonment Working Int:	Date :	4/18/:2026 0.10000000		Present	Worth	Profile	(MS)
Initial Rate :		439.03	bbl/month		Revenue Int .		0 07500000		PW	5.00%		50.8	4

Abandonment :
Initial Decline : Beg Ratio:
End Ratio:

74.85
49.82
0 000
0.000

bbl/month
% year b ~ l.400

Disc. Initial Invest (M$):
ROinvestmcm (disc/undisc) : Years 10 Payout :
Internal ROR (%).

0 00
0 00 J 0 00
0 00
0.00

PW 8.00% 47.56
PW 10.00% 45.59
P\V 12.00% 43.77
PW 15.00% 41.30
Date: 02/!2/2015 2:19:02PM

Project Name: AURORA 2014 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type: LEASE CASE
Archive Set : default

Cum Oil (Mhbl):	6.58
Cum Gas (MMcl) :	189.19

ECONOMIC PROJECTION
As Of Date: 01/01/2015
Discount Rate(%): I 0.00
Al! Cases

Case : UNO MAS (APPLE MS) - l
Reserve Cat. : Proved Producing
Field : SHOE BAR
Operator: V-F PETROLEUM INC. Reservoir: MISSISSIPPIAN (GAS) Co., State : LEA, NM

Year	Gross Oil (Mbbl)		Gross Gas (MMcf)		Net Oil (Mbbl)		Net Gas (MMcf)		Oil Price ($/bbl)	Gas Price {S/Mcl)	Oil Revenue (MS)	Gas Revenue (MS)		Misc. Revenue {MS)
2015		0.69		13.02		5		0.98	84.69	3.87	4.41		3.78	0.00
2016		0.54		9 89		0.04		0.74	84.69	3 87	3.44		2.87	0.00
2017		0.44		7.82		3		0.59	84.69	3.87	2.77		2.27	0 00
2018		0.36		6.41		0.03		0.48	84.69	3.87	2.30		l.86	0.00
2019		0.31		5.38		om		0.40	84.69	3 87	195		156	0 00
2020		27		462		O.D2		0.35	84.69	3.87	1.68		1.34	0 00
2021		0.23		4.00		2		0 30	84 69	3.87	1.47		1!6	0.00
2022		0.20		3.52		0.02		26	84.69	3.87	l.30		1.02	—
2023		0.18		3.13		0.01		0.23	84.69	3 87	l 16		0 91	—
2024		o. 17		2.82		0.01		0.2!	84.69	3.87	1.05		0.82	0 00
2025		0.12		1.96		0.01		0.15	84.69	3 87	0 73		0 57	0

Rem		0 00	0.00	0.00	0.00	0.00	0 00	0 00	0 00	0 00
Total		3.50	62.56	0.26	4.69	84.69	3.87	22.26	18.17	0.00
Ult		10.08	251.75
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	100	0.62	41	0.00	0.00	1.44	0.00	0.00	5.72	5.46
2016	1.00	0.48	0.32	0.00	0 00	144	0 00	0 00	4 08	8.98
2017	l.00	0.38	0 25	—	—	l .44	0.00	0.00	2.96	11.29
2018	1.00	0.32	0.21	0.00	0 00	144	0 00	0 00	2.19	12.84
2019	1.00	27	0.18	0.00	0.00	144	0.00	0.00	1.63	13.88
2020	100	0.23	0 15	0.00	0.00	l.44	0.00	0.00	1.20	14.58
2021	1.00	0.20	0.13	0	0 00	1.44	0.00	0.00	0.86	15 03
2022	LOO	0 18	0.12	0.00	0.00	1.44	0.00	0.00	59	15.3!
2013	l.00	0.16	0.10	0	0 00	1.44	0 00	0.00	0.37	15.47
2024	l.00	0 14	0 09	0.00	0.00	144	0.00	0.00	19	15.55
2025	1.00	0.10	0.06	000	0.00	l.08	—	0.00	0.05	15.56

Rem.		0.00	0.00	0.00	0.00	0 00	0	0 00		0.00	0.00
Total		3.07	2.02	0.00	0.00	15.48	0.00	—		19.85	15.56
Major Phase : Perts:	Gas 0-0			Abandonment Date: Working Int		l0/5/2025 0.10000000		Prese	nt Worth	Profile (MS)
Initial Rare :	l,265.61	Mcf/month		Revenue Int·		0.07500000		PW	5.00%:	17.48
Abandonment .	206.38	Mcf/month		Disc. Initial Invest. (M$) :		O 00		P\V	8.00%	16.28
Initial Decline:	28.82	%year b=0.700		RO!nvestrnent (disc/undisc) :		0.00 I 0.00		PW	10%	15.56
Beg Ratio:	0.053			Years to Payout :		0.00		PW	12.00%	14.90
End Ratio:	0.059			Internal ROR (%):		—		PW	15%	14.00

Dale; 02/12/2015 2:l902PM ECONOMIC PROJECTION

Project Name: Partner;
Case Type:
Archive Set :

AURORA 2014 SEC RESERVES
2015 JAN SEC RESERVES LEASE CASE
default

As Of Date· Ol/Ol/2015
Discount Rate(%) : IO.DO
All Cases

Case : MORGAN # 1 - l
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA) Operator: V-F PETROLEUM INC Reservoir : WOLFBERRY
Co., State: MARTIN, TX

Cum Oil (Mbbl) : 4.02
Cum Gas (MI\kf) : 14.04
Gross Gross Ne! Net Oil Gas Oil Gas Misc.

Year	Oil		Gas		Oil		Gas		Price	Price	Reven	ue	Revenue	Reven	e
	(Mbbl)		(MMcf)		(Mbbl)		(MMcf)		($/bbl)	{S/Mcl)	(MS)		(MS)	(MS)
2015		1!2		103		O.o3		0.02	84.38	3.95		2.12	0.09		0.00
2016		0.79		0.68		0 02		0.02	84 38	3.95		149	0.06		0.00
2017		0.48		0.40		0.01		0.01	84.38	3.95		0.91	0.04		0 00

u

Rem	0.00	0.00	0	0	0.00	0.00	0.00	0.00	0.00
Total	2.38	2.11	0.05	0.05	84.38	3.95	4.53	0.19	0.00
Ult	6.41	16.15
Well Net Tax			Net Ta:.:	Net	Net	Net	Other	Net	Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)
2015	LOO	0.10	0.06	0.00	0.00	l.08	0.00	0.00	0.98	0.94
2016	1.00	0,07	0.04	0 00	0 00	!.08	0 00	0 00	0.36	!25
2017	1.00	0.04	0.02	0.00	0.00	0.80	—	0 00	0.07	l.31

Rem.			0.00	0.00	0.00	0 00	0 00	0 00	0.00		0.00	0.00
Total			0.22	0.12	—	0.00	2.96	0.00	—		1.41	1.31
Major Phase :	Oil				Abandonment Date :		10/2110! 7
Perts :	0-0				Working Int :		0.03000000		Prese	nt Worth	Profile (	MS)
Initial Rate :		118 72	bbl/month		Revenue Int :		0.02250000		PW	5.00%:		1.36
Abandonment:		49. !4	bbl/month		Disc. Initial Invest. (M$) .		0		P\V	8.00%		1.33
Initial Decline :		46.98	%year	b= 1.400	RO!nvestment (disc/undisc)		: 000/000		PW	10.00%		1.31
Beg Ratio·		0 973			Years to Payout ·		0.00		PW	12.00%		1.29
End Ratio:		0.836			Internal ROR (%) :		—		PW	15.00%		l.26

Date: 02/12/2015 2:19:02PM

Project Name: AURORA 2014 SEC RESERVES Partner: 2015 JAN SEC RESERVES
Case Type : LEASE CASE Archive Set: default

ECONOMICPROJECTION
As Of Date: Ol /01/2015
Discount Rate(%): I0.00
All Cases

Case : UNlVERSJTY 6(#1 &#2) - 1
Reserve Cat. : Proved Producing
Field : BOOTLEG CANYON (ELLENBERG Operator: V-F PETROLEUM INC.
Reservoir: ELLENBURGER Co., State : PECOS, TX
Cum Oil (Mbbl): Cum Gas (MMcl) :
Gross

133.:51
22.11
Grnss

Net

Net Oil Gas

Oil

Gas Misc.

Year	Oil {Mbbl)	Gas (MMcl)		Oil (Mbbl)		Gas (MM cl)		Price (S/bbl)	Price (S/Mcl)	Revenue (MS}	Revenu (MS)	e	Revenu (MS)	e
20!5	47.22		12.17		l.77		0.46	83.65	4.93	148 14		2.25		0 00
2016	47.35		12.10		1.78		0.45	83.65	4.93	148.53		2.24		0.00
2017	47.21		11.97		l.77		45	83.65	4.93	148.11		2.21		0.00
2018	31.35		7 79		1.18		0.29	83.65	4.93	98.34		144		0.00
2019	16.26		4.05		06!		0 15	83.65	4 93	51.00		0.75		0
2020	1043		261		0.39		0.10	83.65	4.93	32.73		48		0 00
2021	7.42		1.86		0.28		0.07	83.65	4 93	23.27		0.34		0 00
2022	5.65		1.42		0.2!		0.05	83.65	4.93	17.72		0.26		0 00
2023	449		l.13		o.i 7		0.04	83.65	4.93	14.10		0.21		0.00
2024	3.70		0.93		0.14		0.03	83.65	4.93	11.61		O. l7		0.00
2025	3.10		0.78		12		0 03	83.65	4 93	9.74		0.14		0
2026	2-66		0.67		0.10		0.03	83.65	4.93	8.35		0.12		0
2027	2.31		0 58		0.09		0.02	83,65	4.93	7 26		0.1 l		0 00
2028	2.04		0.51		8		0.02	83.65	4 93	6.41		0.10		—
2029	l.81		46		0.07		0.02	83.65	4.93	5.69		0.08		0.00

Rem
Total

Ult

7.26
240.ZS

373.79

l.83
60.87

82.99

0.27
9.01

0.07 83.65 4.93
2.28 83.65 4.93

22.77
753.77

0.34 0 00
11.25 0.00

Well

Net Tax

Net Tax

Net

Net

Net

Other

Net

Annual

Cum Disc.

Year	Count P	roducti (MS)	on	AdValorem (MS)	Investment (MS)	Lease Costs (MS)	Well Co (MS)	sts	Costs (MS)	Profits (MS)		Cash Flow (MS)	Cash Flow (MS)
2015	2.00		6 98	3.76	0.00	0.00		2.22	0.00		0 00	137.43	!30.77
2016	2.00		7.00	3.77	0.00	0.00		2 22	0 00		0.00	137 78	249.40
2017	2.00		6.98	3.76	0 00	—		2.22	0 00		0.00	137.37	356.40
2018	2 00		4.63	2.49	0 00	0.00		2.22	0.00		0 00	90.44	420,58
2019	2.00		2.40	1.29	0.00	0.00		2.22	0 00		0.00	45.83	449.94
2020	2.00		154	0.83	0	0.00		2.22	0.00		0.00	28 62	466.52
2021	2.00		i.: 0	0.59	0.00	0 00		2.22	0.00		0	19.7!	476.84
2022	2.00		0 83	45	0.00	0.00		2.22	0 00		—	14.48	483.69
2,023	2.00		0.66	0.36	0.00	0.00		2.22	—		—	l l.07	488.43
2024	2.00		55	0.29	0.00	0 00		2.22	0.00		0.00	8.72	491.81
2025	2.00		0.46	0.25	0.00	0.00		2.22	0.00		0 00	6.95	494,25
2026	2.00		0.39	0.11	0.00	0.00		2.22	—		0.00	5.64	496.04
2027	2.00		0.34	0.18	—	0 00		2.22	—		0.00	4.62	497.37
2028	2.00		0.30	0. 16	0.00	0 00		2.22	0.00		0 00	3.82	498.36
2029	2.00		0.27	0.14	0 00	0.00		2.22	0.00		0.00	3.14	499.10

e

Rem.		107	0 58	0 00	0 00	12 01	0	0.00		944	1.71
Total		35.52	19.13	0.00	0.00	45.31	—	o.oo		665.07	500.81
Major Phase ·	Oil			Abandonment	Date ·	6/1/2035
Perfs	0-0			Working Int .		0.05000000		Pres	nt Worth	Profil	e (MS)
Initial Rate :	3.938.l?	bbl/month		Revenue Int ·		0.03750000		PW	5.00%		571.88
Abandonment:	87 85	bbl/month		Disc. Initial In	vest (MS) ·	0.00		PW	8.00%		527.14
Initial Decline:	0.01	% year b = 0.000		ROlnvestment	(disc/undisc)	: 0.00 f 0.00		PW	10%		500.81
Beg Ratio:	0.259			Years to Payout :		0.00		PW	12%		476.82
End Ratio:	0.252			Internal ROR (%):		0.00		PW	15.00%		444.5:5

Date: 02/12/2015 2:19:02PM ECONOMIC PROJECTION

Project Name : Partner:
Case Type:
Archive Set :

Cum Oil (Mbbl) :	0.24
Cum Gas (11-fl\kt) :	196.07

AURORA 2014 SEC RESERVES
2015 JAN SEC RESERVES LEASE CASE
default

As Of Date· 01/Dl/2015
Discount Rate(%) : I 0.00
All Cases

Case: UNIVERSITY 7 #1 - l
Reserve Cat : Proved Producing
Field: BOOTLEG CANYON (CONNELL) Operator: V-F PETROLEUM INC.
Reservoir : CONNELL
ce., State: PECOS, TX

		Gross		Gross		Net		Net		Oil	Gas	Oil	Gas	Misc.
	Year	Oil		Gas		Oil		Gas		Price	Price	Revenue	Revenue	Revenue
		(Mbbl)		(MMct)		(Mbbl)		(MMcf)		(S/bbl)	(S/!\Ict)	(MS)	(MS)	(MS)
2015			0		4.87		0.00		0.18	0.00	4.93	0	0.90	0 00

Rem		0.00	0.00	0.00	0 00	0.00	0.00	0.00		0.00	0.00
Total		0.00	4.87	0.00	0.18	0.00	4.93	0.00		0.90	0.00
Ult		0.24	200,93
	Well	Net Tax	Net Tax	Net	Net	Net	Other	Net		Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits		Cash Flow	Cash Flow
		(MS)	(MS)	(MS)	(MS)	(MS)	(MS)	(MS)		(MS)	(MS)
2015	LOO	0.07	0.02	0.00	0.00	0.70	0.00		000	o.i 1	0. !l

Rem.	0.00	0 00	0 00	0.00	0.00	0.00	0 00	0	—
Total	0,07	0.02	0.00	—	0.70	0.00	—	0.11	O.ll

Maj or Phase :
Perfs :

Gas
0-0

Abandonment Date : Working Int :

7/9/2015
0.05000000

Present Worth Profile (MS)
Initial Rate : Abandonment: Initial Decline : Beg Ratio:
End Ratio·

900.32 Mcf/monrn
67612 Mcf/month
45 .86 % year b = 0. 700
0 000
0 000

Revenue Int .
Disc. Initial Invest {M$) :
RO!nves<ment (disc/undisc) : Years to Payout :
Internal ROR (%).

0 03750000
0.00
0 00 I 0.00
0 00
0.00

PW 5.00% PW 8.00% PW I0.00% PW 12.00% PW 15.00%

0.11
0.11
0.11
0.11
0.11
Date: 02/!212015 2.1902PM

ECONOMIC PROJECTION

Case: UN[VERS!TY 6#3
Project Name :
Partner: Case Type: Archive Set:

Cum Oil (Mbblj :

AURORA 20 l 4 SEC RESERVES
2015 JAN SEC RESERVES LEASE CASE
default

0.00

As Of Date : 0110 t/20 l 5
Discount Rate 1,%): 10.00
All Cases

Reserve Cat.: Proved Undeveloped
Field : BOOTLEG CANYON (ELLENBERG
Operator: V-F PETROLEUM INC
Reservoir: ELLENBURGER
Co., State : PECOS, TX
Cum Gas (Mi\frf) :

0.00

	Year	Gross Oil	Gross Gas		Net Oil		Net Gas		Oil Price	Gas Price	Oil Revenue	Gas Revenue	Misc. Revenue
		(Mbbl)	(MMe!)		(Mbbl)		(MM cf)		(S/bbl)	(S/Mci)	(MS)	(MS)	(MS)
20!5		0.00		0 00		0.00		0.00	0 00	0.00	—	—	0 00
20!6		0.00		0.00		0.00		0.00	0 00	0.00	0.00	—	—
2017		!2.-:18		3 17		47		0.12	83.66	4 93	39.15	0.59	—
2018		24.74		6.30		0.93		0.24	83.66	4.93	77.61	Ll6	—
2019		24.71		6.30		0.93		0.24	83 66	4.93	77.53	i.is	—
2020		24.76		6.31		0.93		0.24	83.66	4.93	77.67	l.l 7	0 DO
2021		2466		6.30		0.92		0.24	83.66	4.93	77.38	!.16	ODO
2022		20 79		5.31		0.78		0.20	83.66	4.93	65.23	0.98	0.00
2023		!2.16		3.10		0.46		0.12	83.66	4.93	38.14	0.57	—
2024		8.13		2.08		0.30		0.08	83.66	4.93	25.51	0.38	—
2025		5.92		1.51		0.22		0.06	83.66	4.93	18.58	0.28	—
2026		4.58		l.l 7		0.17		0.04	83 66	4.93	14.37	22	—
2027		3.69		0.94		0.!4		0.04	83.66	4.93	l l.56	0. t7	—
2028		3.06		0 78		O.ll		3	83.66	4.93	9.60	0.14	—
2029		2.58		0 66		O.iO		0.02	83.66	4.93	8.iO	0.12	—
Rem		14.95		3 82		0.56		0 14	83.66	4.93	46.90	0.71	0.00
Total		187.21		47.75		7.02		J.79	83.66	4.93	587.32	8.82	—
lilt		187.21		47.75

Year

2015
2016
2017
20i8
20!9

2020
2021
2022
2023
2024

2025
2026
2027
2028
2029

Well Net Tax
Count Production
(MS)

0.00 0 00
0.00 0.00
1.00 l.85 l.00 3 66 l.00 3.65

1.00 3.66 l.00 3.65
LOO 3.07
l.00 180
l.00 J .20

1.00 0.88
LOO 0.68
LOO 0.54
I 00 045
LOO 0.38

Net Tax
Advalorem
(MS)

0.00
000
0.99 l.97 l.97

1.97
1.96
166
0.97
0.65

047
0.36
0.29
0.24
0.21

Net Investment (MS)

0 00
0.00
87.65
0.00
0.00

000
0.00
0 00
0.00
0.00

000
0.00
0.00
0 00
0.00

Net Lease Costs (MS)

000
0.00
0.00
0.00
0.00

0.00
0.00
0.00
0.00
0.00

0.00
0.00
0.00
0.00
0.00

Net
wen Costs
(MS)

0.00
0 00
0.56 l.11 i. ll

l.11 l.11 l.l I
1.11
r. I !

l ll
!JI
t.t l
1. I l
1. l l

Other Costs (MS)

0.00
0.00
0.00
0 00
0.00

0.00
0.00
0.00
0.00
0.00

0.00
ODO
0.00
0 00
0.00

Net Profits (MS)

0.00
0 00
0 00
0 00
0 00

0.00
0 00
0 00
0.00
0 00

0 OD
0.00
0.00
0.00
0.00

Annual
Cash Flow
(;\'IS)

0.00
0.00
-51.30
72.04
71.96

72.09
71.82
60.37
34.84
22.93

!640
!2.43
9.79
7.94
6.53

Cum Disc. Cash Flow (MS)

0.00
0.00
-41.52
926
55.16

96 77
134.:n
[6293
177.88
186 78

l92.53
196.48
199.29
201.35
201.89

Rem.	221	r.t 9	0.00	0.00	12 21	0.00	0.00	32.00	4.93
Total	27.68	14.90	87.65	0.00	26.08	—	—	439.83	207.81

Major Phase:
Perfs :

Oil
0-0

Abandonment Date :
Working Inc :

12/30/204()
0 05000000

Present Worth Profile (MS)
Initial Rate : Abandonment. Initial Decline :
Beg Ratio:
End Ratio.

2,065.00 bbl/month
66.99 bbl/month
O. lO % year b = 0.000
0.254
0.000

Revenue Int :
Disc. Initial Invest. (MS). RO[nvestment (disc/undisc) : Years to Payout .
Internal ROR (%) •

0.03750000
69.13
40! 16.02
3 72
74.03

PW 5.00%: PW 8.00%: P\V 10.00%: PW 12.00% PW 15.00% PW 20.00%

298.73
239.75
207.81
180.56 l-'6.74
104.50

TRC co )ecai!ed.rpt